As filed with the Securities and Exchange Commission on September 22, 1995
                                                        1940 Act File No. 811-



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                                Amendment No. [ ]

                        (Check appropriate box or boxes)





                    EQUITABLE REAL ESTATE HYPERION HIGH-YIELD
                         COMMERCIAL MORTGAGE FUND, INC.
               (Exact Name of Registrant as Specified in Charter)




           c/o Equitable Real Estate Hyperion Capital Advisors, L.L.C.
                  520 Madison Avenue, New York, New York 10022
               (Address of Principal Executive Offices) (Zip Code)
       Registrant's Telephone Number, including Area Code: (212) 980-8400











                                 Clifford E. Lai
             Equitable Real Estate Hyperion Capital Advisors, L.L.C.
                               520 Madison Avenue
                            New York, New York 10022
                     (Name and Address of Agent for Service)



                                    Copy to:         MICHAEL R. ROSELLA, Esq.
                                                     Battle Fowler LLP
                                                     75 East 55th Street
                                                     New York, New York 10022




275060.1

                    EQUITABLE REAL ESTATE HYPERION HIGH-YIELD
                         COMMERCIAL MORTGAGE FUND, INC.
                       Registration Statement on Form N-2

                             -----------------------

                             CROSS REFERENCE SHEET -
                             Pursuant to Rule 495(a)
                             -----------------------


Part A
Form N-2 Item No.                          Prospectus Heading

1.   Outside Front Cover...............*

2.   Inside Front and Outside Back
     Cover Page........................*

3.   Fee Table and Synopsis............Prospectus Summary; Summary of the
                                       Fund's Expenses

4.   Financial Highlights..............*

5.   Plan of Distribution..............*

6.   Selling Shareholders .............*

7.   Use of Proceeds ..................Use of Proceeds; The Fund and its
                                       Investment Objective, Policies and Risks

8.   General Description of the
     Registrant .......................Cover of Prospectus; Prospectus Summary;
                                       The Fund and its Investment Objective,
                                       Policies and Risks; Capital Stock of the
                                           Fund

9.   Management........................Management of the Fund

10.  Capital Stock, Long-Term Debt,
     and Other Securities..............Capital Stock of the Fund; Taxes

11.  Defaults and Arrears on Senior
     Securities........................*

12.  Legal Proceedings.................*

13.  Table of Contents of the
     Statement of Additional
     Information.......................Table of Contents of the Statement of
                                           Additional Information









--------------------
*   Not Applicable

275060.1

Part B
Item No.                                   Caption in Statement of Additional
                                           Information

14. Cover Page........................Cover Page

15. Table of Contents.................Contents

    General Information and
    History...........................Management of the Fund

17. Investment Objectives and
    Policies..........................Investment Objective, Policies and Risks

18. Management........................Management of the Fund

19. Control Persons and Principal
    Holders of Securities.............Management of the Fund

20. Investment Advisory and
    Other Services....................Management of the Fund; Custodian,
                                      Transfer Agent and Dividend Agent;
                                      Expense Limitation

21. Brokerage Allocation and
    Other Practices...................Investment Objectives, Policies, Risks
                                      and Restrictions

22. Tax Status........................Tax Status

23. Financial Statements..............Independent Account's Report; Statement
                                      of Net Assets; Statement of Operations;
                                      Statement of Changes in Net Assets; Notes to Financial Statements

                                      Responses to Items 1, 2, 3.2, 4, 5 and 6 of Part A and Items 24.2.h, 24.2.l, 24.2.n and 24.2.o have been omitted pursuant to paragraph 3 of instruction G of the General Instructions to Form N-2.


275060.1

PRIVATE PLACEMENT MEMORANDUM           NAME OF OFFEREE _______________________
September 22, 1995
                                __________ Shares

                    EQUITABLE REAL ESTATE HYPERION HIGH-YIELD
                         COMMERCIAL MORTGAGE FUND, INC.

                                  Common Stock
 ---------------------------------------------------------------------------

         Equitable Real Estate Hyperion High-Yield Commercial Mortgage Fund, Inc. (the "Fund") is a non-diversified closed-end management investment company whose investment objective is to provide high total return primarily from current income. The Fund will seek to achieve its objective by investing, under normal circumstances, at least 65% of its assets in "high-yielding" commercial mortgage-backed securities that are rated below investment grade by a nationally recognized statistical rating organization or that are unrated. Such investments are commonly referred to as "junk" and are considered to be speculative and may be subject to special risks, including a greater risk of loss of principal and non-payment of interest. There is no assurance that the Fund will achieve its investment objective. The Fund expects to distribute substantially all of its net assets on or shortly before December 31, 2005, and thereafter to terminate, unless the Board of Directors determines that it is in the best interests of the shareholders to extend the life of the Fund for a period of two years. Investors should carefully assess the risks associated with an investment in the Fund including the risk that the Fund may acquire rights of equity in real estate through its holdings. The management and disposition of these equity interests may pose additional risks to the principal investments of the Fund. Investment in the Fund involves a high degree of risk and is suitable only for qualified investors of substantial financial resources who have no need for liquidity in their investment and who can bear the risk of losing their investment. See "Private Placement Memorandum Summary" and "The Fund and its Objective, Policies, and Risks".

         Equitable Real Estate Hyperion Capital Advisors, L.L.C. is the Fund's investment adviser and administrator (the "Adviser" and "Administrator"). The Adviser is a registered investment adviser. The address of the Fund and the Adviser is 520 Madison Ave., New York, New York 10022 and its telephone number is (212) 980-8400.

         The minimum purchase in the offering is $1 million (100,000 shares). The minimum offering size of the Fund is $40 million and the maximum offering size is $250 million. The shares of the Fund will be offered and sold by the Fund. The Fund may also offer and sell its shares through broker-dealers, including Hyperion Distributors, Inc., that are members of the National Association of Securities Dealers, Inc. No fees or commissions will be paid for selling Fund shares.

=============================================================================================================================
                                          Price to                         Sales                       Proceeds to
                                           Public                          Load                          Fund(1)
-----------------------------------------------------------------------------------------------------------------------------
Per Share . . . . .                        $10.00                           $ 0                           $10.00
-----------------------------------------------------------------------------------------------------------------------------
Total  . . . . . . .                  $250,000,000.00                       $ 0                      $250,000,000.00
=============================================================================================================================

(1) Before deducting offering and organizational expenses payable by the Fund estimated at $100,000. These expenses will be amortized and charged as expenses against the income of the Fund. See "Use of Proceeds."

         The Private Placement Memorandum sets forth concisely information about the Fund that a prospective investor ought to know before investing. Investors are advised to read this Private Placement Memorandum carefully and retain it for future reference. A Statement of Additional Information dated September 22, 1995 ("SAI") about the Fund has been filed with the Securities and Exchange Commission and is available, without charge, upon writing or calling the Fund at the above location. The SAI has been incorporated by reference into this Private Placement Memorandum. The table of contents of the SAI appears on page 37 of this Private Placement Memorandum.

274828.8

THIS PRIVATE PLACEMENT MEMORANUDM DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY OR TO ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THIS PRIVATE PLACEMENT MEMORANDUM CONSTITUTES AN OFFER ONLY TO NAMED, QUALIFIED OFFEREES.

Table of Contents                                                       Page

         Pricate Placement Memorandum Summary...........................  3
         Risk Considerations............................................  4
         Summary of the Fund's Expenses.................................  7
         Use of Proceeds................................................  8
         The Fund and its Objective, Policies
  and Risks.............................................................  8
  Risk Considerations....................................................16
         Management of the Fund......................................... 27
Dividends and Distributions..............................................29
Determination of Net Asset Value.........................................30
         Capital Stock of the Fund...................................... 30
Taxes ...................................................................33
         Validity of Shares............................................. 36
         Experts........................................................ 36
         Reports to Stockholders........................................ 36
         Further Information............................................ 37
         Description of Ratings................................. Appendix A

                                   -----------


    THE SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), IN RELIANCE UPON THE EXEMPTION
   PROVIDED BY SECTION 4(2) OF THE ACT AND REGULATION D THEREUNDER. THE SHARES
    OF COMMON STOCK HAVE NOT BEEN REGISTERED UNDER ANY STATE SECURITIES LAWS
     IN RELIANCE UPON VARIOUS EXEMPTIONS PROVIDED BY THOSE LAWS. THE SHARES
      HAVE NOT BEEN APPROVED OR DISAPPROVED BY ANY REGULATORY AUTHORITY NOR
    HAS ANY REGULATORY AUTHORITY PASSED ON THE MERITS OF THIS OFFERING OR THE
      ACCURACY OR ADEQUACY OF THIS PRIVATE PLACEMENT MEMORANDUM. THE SHARES
       ARE BEING OFFERED TO A LIMITED NUMBER OF QUALIFIED PERSONS WHO WILL
        PURCHASE THE SHARES FOR THEIR OWN ACCOUNTS, PRIMARILY "ACCREDITED
    INVESTORS" PURSUANT TO REGULATION D OF THE 1933 ACT, AND OTHER SIMILARLY QUALIFIED INVESTORS. THE SHARES MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE 1933 ACT AND THE SECURITIES LAWS OF THE STATES IN WHICH
     THE SHARES ARE SOLD PURSUANT TO REGISTRATION UNDER THE 1933 ACT OR SUCH LAWS OR EXEMPTIONS THEREFROM. NO PUBLIC MARKET FOR THE SHARES NOW EXISTS
  OR IS ANTICIPATED TO DEVELOP. AN INVESTMENT IN THE SHARES IS NOT SUITABLE FOR
                   ANY PERSON REQUIRING INVESTMENT LIQUIDITY.


                                                    -----------

                          FOR RESIDENTS OF ALL STATES:

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE EQUITABLE REAL ESTATE HYPERION HIGH-YIELD COMMERCIAL MORTGAGE FUND, INC. AND THE TERMS OF THIS OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SHARES OFFERED HEREBY HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                      -2-
274828.8

THE SHARES OFFERED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.
                                                    -----------

FOR FLORIDA RESIDENTS:

THE SHARES OFFERED HEREBY WILL BE SOLD TO, AND ACQUIRED BY, THE PURCHASER IN A TRANSACTION EXEMPT UNDER SECTION 517.061(11) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT. THAT SECTION PROVIDES THAT WHEN SALES ARE MADE TO FIVE OR MORE PERSONS, ANY SALE MADE PURSUANT TO SUCH SECTION IS VOIDABLE AT THE OPTION OF THE PURCHASER WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN THREE (3) DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.

                                                    -----------

FOR NEW HAMPSHIRE RESIDENTS:

NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED CONSTITUTES A FINDING BY THE DIRECTOR OF THE OFFICE OF SECURITIES REGULATION THAT ANY DOCUMENT FILED UNDER THIS CHAPTER IS TRUE, COMPLETE, AND NOT MISLEADING. NEITHER ANY SUCH FACT NOR THE FACT THAT AN EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE DIRECTOR OF THE OFFICE OF SECURITIES REGULATION HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY OR TRANSACTION. IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER, OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS SECTION.

                                                    -----------


                                                      -3-
274828.8

                                       PRIVATE PLACEMENT MEMORANDUM SUMMARY

         The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Private Placement Memorandum. Investors should carefully consider the information set forth under the heading "Risk Considerations" in this Private Placement Memorandum Summary.

The Fund Equitable Real Estate Hyperion High-Yield Commercial Mortgage Fund, Inc. (the "Fund") is a newly organized non-diversified closed-end management investment company. The Fund expects to distribute substantially all of its net assets on or shortly before December 31, 2005, and thereafter to terminate. The Board of Directors, however, may at its sole discretion extend such date two years until December 31, 2007 if it determines that such extension is in the best interests of the Fund and its shareholders. See "The Fund and its Objective, Policies and Risks."

The Offering                        The Fund is offering 25 million shares of
                                    common stock at an offering price of $10.00 per share. The Fund has adopted, as a fundamental policy, a prohibition on the offering of additional Fund shares following the close of the offering. Approval of a majority of the Fund's shareholders, as defined in the Investment Company Act of 1940, is required prior to the offering of additional shares of the Fund. See
                                    "Dividends and Distribution" and " Capital
                                    Stock of the Fund."

Investment Objective
and Policies                        The Fund's investment objective is to
                                    provide high total return primarily from current income. No assurance can be given that the Fund's objective will be achieved.
                                    See "Investment Objective."

                                    The Fund will seek to achieve its objective by investing, under normal circumstances, primarily in "high-yielding" commercial mortgage-backed securities that are rated "BB" or below by a nationally recognized statistical rating organization or are unrated and which represent interests in or are secured by mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, single and multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers, mobile home parks and manufactured home communities ("Commercial Mortgage-Backed
                                    Securities"). Under current market
                                    conditions, at least 65% of the Fund's
                                    assets will be invested in such Commercial
                                    Mortgage-Backed Securities. The Fund's
                                    portfolio is expected to consist primarily of securities with stated maturities of 2-20 years. See "Commercial Mortgage-Backed Securities."

                                    The Fund may also invest in other
                                    mortgage-related securities or assets,
                                    including commercial mortgage loans
                                    ("Commercial Mortgage Loans"), mezzanine capital in real estate financed transactions ("Mezzanine Capital"), collateralized mortgage obligations, mortgage pass-through certificates and debt securities of real estate investment trusts, as well as securities issued by the U.S. Government or its agencies and instrumentalities. Additionally, the Fund reserves the right to invest without limitation in investment-grade mortgage-related securities and money market instruments for temporary defensive purposes.


                                                      -4-
274828.8

Investment Adviser                  Equitable Real Estate Hyperion Capital
                                    Advisors, L.L.C. (the "Adviser") will act as the Fund's investment adviser. The Fund will pay the Adviser a monthly fee at an annual rate of .65% of the average weekly net asset value of the Fund. See "Management of the Fund."

Administrator                       Equitable Real Estate Hyperion Capital
                                    Advisors, L.L.C., Inc. will act as the
                                    Fund's administrator (the "Administrator").
                                    The Fund will pay the Administrator a
                                    monthly fee at an annual rate of .20% of the average weekly net assets of the Fund. See
                                    "Management of the Fund."

Distributions                       The Fund intends to distribute monthly all
                                    or substantially all of its net investment income to holders of the Fund's Common
                                    Stock. It is expected that the initial
                                    dividend on shares of the Fund's Common
                                    Stock will be declared approximately 45 days and paid approximately 60 days after completion of this offering. See "Taxes."

Estimated Expenses                  The Fund's annual operating expenses,
                                    including advisory and administrative fees and other expenses (excluding interest expenses), are estimated to be approximately
                                    1.0% in its first full year of operations.
                                    Estimated offering expenses of $15,000 will be charged to capital upon completion of the offering of the common stock. Organizational expenses are estimated to be $85,000 and will be amortized over a period not to exceed 60 months from the date the Fund commences operations. See "Summary of the Fund's Expenses" and "Management of the Fund."

Repurchase of Shares                Beginning three years after this offering,
                                    the Board of Directors of the Fund may, in its sole discretion and from time to time, consider share repurchases pursuant to rules of the Securities and Exchange Commission which permit discretionary tender offers and repurchase offers. There can be no assurance that the Fund will in fact redeem any of its Shares. See "Discretionary Tender Offers and
                                    Repurchase Offers".

Listing The Shares will not be listed on a stock exchange. It is not anticipated that a market for the Shares will develop.

Fund Termination                    The Fund expects to distribute substantially
                                    all of its net assets on or prior to
                                    December 31, 2005, unless extended for two years until December 31, 2007 by the Board of Directors. Prior thereto, the Fund's
                                    Board of Directors will determine whether it is in the best interests of the shareholders to permit the Fund to terminate automatically in accordance with its charter by considering such factors as the expectations of shareholders, current market conditions and the then current net asset value of the Fund. Shareholders will be notified in advance of such termination of procedures for receiving the final liquidating distribution. The Fund expects that no fee will be imposed in connection with its termination and liquidation.

Risk Considerations                 Investment in the Fund involves special
                                    considerations as the Fund is a closed-end investment company with no history of operations and invests in securities with special risk characteristics. Currently the only other investment company client of the Adviser is Equitable Real Estate Hyperion
                                    Mortgage Opportunity Fund, Inc., an open-end management investment company. For its investors, the Fund is intended to be a long-term investment. No trading market exists or is expected to exist for the Shares.


                                                      -5-
274828.8

                                    Non-diversification. An investment in the
                                    Fund's Common Stock cannot be considered a complete investment program. Because the Fund's investment portfolio will be non-diversified, the shares may be subject to greater risk than the shares of a closed-end investment company whose portfolio is diversified.

                                    Commercial Mortgage-Backed Securities. The
                                    Fund will invest primarily in below
                                    investment grade or unrated Commercial
                                    Mortgage-Backed Securities. Investors should consider the risks associated with investing in Commercial Mortgage-Backed Securities and other mortgage-related securities which may involve the risks of delinquent payments of interest and principal, early prepayments and potential unrecoverable principal loss from the sale of foreclosed property. Additionally, by investing in Commercial Mortgage Loans, the Fund may acquire rights of equity in real estate through its holdings. See "Taxes" for a discussion of the federal tax implications of such holdings. The management and disposition of these equity interests may pose additional risks to the principal investments of the Fund. See "Risk Considerations."

                                    Investing in Lower Credit Quality
                                    Securities. Investors should recognize that below investment-grade and unrated Commercial Mortgage-Backed Securities and other mortgage-related securities in which the Fund will invest have speculative characteristics. The prices of lower credit quality securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual issuer developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in the price of lower credit quality securities because the advent of a recession could lessen the ability of obligors of mortgages underlying such investments to make principal and interest payments. In such event, existing credit supports may be insufficient to protect loss of principal.

                                    Illiquid Securities. The Fund may invest in securities such as below investment grade Commercial Mortgage-Backed Securities that generally lack an established secondary trading market or are otherwise considered illiquid. Liquidity of a security refers to the ability to easily dispose of securities and the price to be obtained, and does not necessarily relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid securities may trade at a discount from comparable, more liquid investments. The Commercial Mortgage-Backed Securities and other mortgage-related securities which the Fund intends to acquire may be less marketable or in some instances illiquid because of the absence of registration under the federal securities laws, contractual restrictions on transfer and the small size of the issue (relative to the issues of comparable interests). There is no limit on the percentage of the Fund's assets that may be invested in illiquid securities. See "Risk Considerations."

                                    Other Investment Management Techniques. The
                                    Fund may use various other investment
                                    management techniques that also involve
                                    special considerations including engaging in hedging transactions, calls and puts, options, futures contracts, when-issued purchases and making forward commitments, entering into repurchase agreements, reverse repurchase agreements and dollar rolls and may engage in short sales and other hedging transactions. For further

                                                      -6-
274828.8
                                    discussion of these practices and the
                                    associated risks and special considerations, see "Risk Considerations."

                                    Market Value of Assets. The market values of the Fund's assets will generally fluctuate inversely with changes in prevailing interests rates and directly with the perceived credit quality of such assets. To the extent the various hedging techniques and active portfolio management employed by the Fund do not offset these changes, the net asset value of the Fund's Shares will also fluctuate in relation to these changes. The various investment techniques employed by the Fund and the different characteristics of particular securities in which the Fund may invest make it difficult to predict precisely the impact of interest rate and credit quality changes on the net asset value of the Shares. Market value may also be impaired by actual principal losses resulting from collateral foreclosures and sales.


                                                      -7-
274828.8

-----------------------------------------------------------------------------

                         SUMMARY OF THE FUND'S EXPENSES

-----------------------------------------------------------------------------

         The expense summary below was developed to help you make your investment decisions. You should consider this expense information along with other important information in this Private Placement Memorandum. including the Fund's investment objective.



         Estimated Annual Fund Expenses
           (as a percentage of average daily net assets)

         Investment Advisory Fees                                  .65%

         Other Expenses                                            .35%
                  (including Administration Fees         .20%)

         Total Annual Fund Operating Expenses                     1.00%




         Example:

         A shareholder would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

                           1 Year           3 Years

                           $10              $31.50



         The purpose of the expense table provided above is to assist investors in understanding the various costs and expenses that an investor in the Fund would bear directly or indirectly. The expenses reflected above are estimates of the expenses the Fund will incur during its first fiscal year. For a further discussion of these fees, see "Management of the Fund."

         The "Example" set forth above should not be considered a representation of future expenses; actual expenses may be greater or lesser than those shown.


                                                      -8-
274828.8

------------------------------------------------------------------------------

                                 USE OF PROCEEDS

------------------------------------------------------------------------------

         The net proceeds of this offering, after deduction of the organizational and offering expenses (estimated to be $100,000), will be invested in accordance with the policies set forth under "Investment Policies." A portion of the organization and offering expenses of the Fund has been advanced by the Adviser and may be repaid by the Fund upon closing of this offering.

         The Fund estimates that the net proceeds of this offering will be fully invested in accordance with the Fund's investment objective and policies within six months to one year of the initial offering. Pending such investment, the proceeds may be invested in U.S. Government securities or short-term investment grade debt obligations or money market instruments. See "Investment Policies."

-----------------------------------------------------------------------------

                 THE FUND AND ITS OBJECTIVE, POLICIES AND RISKS

-----------------------------------------------------------------------------

                                    The Fund

         The Fund is a closed-end, non-diversified management investment company that was incorporated on September 12, 1995 under the laws of the State of Maryland. The Fund intends to allocate the net proceeds of the offering in accordance with the investment objective and policies as described below. The investment adviser believes that the Fund will fully invest the proceeds of the offering within one year depending on market conditions. The Fund expects to distribute substantially all of its net assets on or shortly before December 31, 2005, and thereafter to terminate, unless extended by the Board of Directors for two years until December 31, 2007 upon determining that such extension is in the best interests of the shareholders. The distribution and termination may require shareholder approval.


                              Investment Objective

         The Fund's primary investment objective is to provide high total return primarily from current income. The Fund will seek to achieve its objective by investing, under normal circumstances, primarily in "high-yielding" Commercial Mortgage-Backed Securities that are rated below investment grade (e.g., BB or below) by a nationally recognized statistical rating organization or that are unrated. The Fund may also invest in other mortgage-related securities or assets including Commercial Mortgage Loans, Mezzanine Capital, collateralized mortgage obligations, mortgage pass-through certificates and debt securities of real estate investment trusts, as well as securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. See "Risk Considerations - Lower Rated and Unrated Securities." The investment objective of the Fund is fundamental and may not be changed without approval by the shareholders of the Fund. The Fund's investment policies indicated below (unlike its investment objective) are not fundamental and may be changed by the Fund's Board of Directors without shareholder approval. The Fund will give notice to shareholders thirty days in advance of a change in a non-fundamental investment policy. Under current market conditions, at least 65% of the Fund's assets will be invested in below investment grade or unrated Commercial Mortgage-Backed Securities. No assurance can be given that the Fund's objective will be achieved. Like all investors in interest bearing securities, the Fund is exposed to risk that the prices of individual securities held by the portfolio may fluctuate, in some cases significantly, in response to changes in credit conditions and prevailing levels of interest rates.
See "Risk Considerations."
                               Investment Policies

                  The Fund seeks to achieve its investment objective by investing, under normal circumstances, primarily in "high-yielding" Commercial Mortgage-Backed Securities that are rated below investment grade or

                                       -9-
274828.8
that are unrated. Under normal market conditions, the Fund will have at least 65% of its assets invested in such Commercial Mortgage-Backed Securities. The other securities in which the Fund may invest include Commercial Mortgage Loans, Mezzanine Capital, obligations of the U.S. Government and its agencies and instrumentalities, collateralized mortgage obligations ("CMOs"), asset-backed securities, other mortgage pass-through certificates, and debt securities of real estate investment trusts. The majority of assets in which the Fund will invest are expected to be rated BB or below. Investments in lower rated securities or unrated securities of equivalent credit quality are subject to special risks, including a greater risk of loss of principal and non-payment of interest. An investor should carefully consider these factors before purchasing shares of Common Stock of the Fund.

         In determining which mortgage-backed securities the Fund will purchase, the Adviser will consider, among other factors, the following: creditworthiness of the borrower, characteristics of the underlying mortgage loan, including the loan-to-value ratio ("LTV") and debt service coverage ratio, loan seasoning, and refinancing risk; characteristics of the underlying property, including diversity of the loan pool, occupancy and leasing, and competitiveness in the pertinent market; economic, environmental and local considerations; deal structure, including historical performance of the originator, subordination percentages and reserve fund balances; and structural participants such as administrators and servicers.

         In addition to examining the relative value of the investments as indicated above, the Adviser's disciplined approach to investments for the Fund's portfolio will include considerable interaction with rating agencies, servicers and special servicers, conducting its own real estate due diligence, reviewing third party due diligence of the underlying mortgage securities, extensive review of due diligence by underwriters and rating agencies, confirmation of debt service coverage ratios and stress testing of security cash flows. The Adviser also will select investments which will vary the portfolio by underlying property types and geographic regions.


                  The Fund may invest its assets without limitation in (i) cash,
(ii) short-term, investment-grade debt obligations or money market instruments or (iii) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities for the following cash management reasons: (1) liquidation of Fund assets and pending reinvestment of the proceeds in accordance with the Fund's investment objective and policies; (2) to pay distributions to shareholders and operating expenses; and (3) to meet its obligations under any tender offer or share repurchases. In addition, the Fund may take a temporary defensive posture and invest without limitation in the securities listed above at such times as the Adviser, in its sole discretion, believes that it is in the best interest of the Fund's shareholders to assume such a defensive posture. To the extent that the Fund invests in such instruments, it may not achieve its investment objective.

                  The Fund may also employ various hedging techniques, including interest rate transactions, that will affect the Fund's average duration. (See "Risk Considerations -- Hedging Transactions.") In addition, the Fund may use various techniques and investments to increase or decrease its exposure to changing security prices, interest rates or other factors that affect security values. These techniques and investments may involve derivative transactions such as buying and selling options and futures contracts, selling securities short and investments in mortgage-backed securities. The Fund may use these practices to adjust the risk and return characteristics of the Fund's portfolio. However, these techniques or investments may result in a loss, regardless of whether the intent was to reduce risk or increase return, with unexpected changes in market conditions or if the counterparty to the transaction does not perform as promised. In addition, these techniques or investments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

                  The following is a discussion of the various investments eligible to be purchased by the Fund and the investment techniques anticipated to be employed by the Fund.

                  (1) Commercial Mortgage-Backed Securities -- Commercial Mortgage-Backed Securities are generally multi-class debt or pass-through securities backed by a mortgage loan or pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail centers and shopping malls, multi-family properties and cooperative apartments, hotels and motels, nursing homes, hospitals, senior living centers, manufactured living communities and mobile home parks. Assets underlying

                                      -10-
274828.8

Commercial Mortgage-Backed Securities may relate to many properties, only a few properties, or to a single property. Each commercial mortgage loan that underlies Commercial Mortgage-Backed Securities has certain distinct characteristics.

                  Commercial mortgage loans are sometimes not amortizing and often not fully amortizing. At their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan, the sale of the property or the contribution of additional capital. Unlike most single family residential mortgages, commercial real property loans often contain provisions that substantially reduce the likelihood that they will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination. This difference in prepayment exposure is significant due to the extraordinarily high levels of refinancing of traditional residential mortgages experienced over the past years when mortgage rates reached a 25 year low. Changing real estate markets may adversely affect both the value of the underlying collateral and the borrower's ability to meet contractual obligations, either of which may lead to delinquencies, defaults, modifications or foreclosure that in turn may lead to the realization of credit losses in the Commercial Mortgage-Backed Security. See "Risk Considerations."

                  Commercial Mortgage-Backed Securities have been issued in public and private transactions by a variety of public and private issuers. Non-governmental entities that have issued or sponsored Commercial Mortgage-Backed Securities offerings include owners of commercial properties, originators of, and investors in, mortgage loans, savings and loan associations, mortgage banks, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. The Fund may from time to time purchase Commercial Mortgage-Backed Securities directly from issuers in negotiated or non-negotiated transactions or from a holder of such Commercial Mortgage-Backed Securities in the secondary market.

                  Commercial mortgage securitization generally are senior/subordinated structures. The senior class investors are deemed to be protected against potential losses on the underlying mortgage loans by the subordinated class investors who take the first loss if there are defaults on the underlying commercial mortgage loans. The Fund may, from time to time, but does not under normal circumstances intend to invest in investment grade senior classes of Commercial Mortgage-Backed Securities. Other protections, which may benefit all of the classes including the subordinated classes may include issuer guarantees, reserve funds, additional subordinated securities, cross-collateralization, over-collateralization and the equity investor in the underlying properties.

                  By adjusting the priority of interest and principal payments on each class of a given Commercial Mortgage-Backed Security, issuers are able to create senior investment grade securities and lower rated or unrated subordinated securities tailored to meet the needs of sophisticated institutional investors. In general, subordinated classes of Commercial Mortgage-Backed Securities are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and have subordinate rights as to receipt of interest distributions. Such subordinated classes are subject to a substantially greater risk of nonpayment than are senior classes of Commercial Mortgage-Backed Securities. Even within a class of subordinated securities, most Commercial Mortgage-Backed Securities are structured with a hierarchy of levels (or "loss positions"). Loss positions determine the order in which nonrecoverable losses of principal are applied to the securities within a given structure. For instance, a first loss subordinated security will absorb any principal losses before any higher loss subordinate position. This type of structure allows a number of classes of securities to be created with varying degrees of credit exposure, prepayment exposure and potential total return. The Fund will invest in subordinated class securities and may invest in first loss subordinated securities which may be unrated securities.

                  The following table sets forth an example of the prioritization of the payments to each class as well as the order of absorption of credit losses, if any, on the underlying mortgage loans. The table provides a general example of the current Commercial Mortgage-Backed Securities Structures, however, the actual ratings, cash flows and loss absorption priorities of the Commercial Mortgage-Backed Securities in which the Fund will invest may differ.

                                      -11-
274828.8

       General Examples Of Commercial Mortgage-Backed Securities Structures

                                                                               Excess
                                                                             Principal           Loss
                                                             Typical         Cash Flow        Absorption
         Class                                                Rating          Priority         Priority

Senior A-1                                                    "AAA"             1st               8

Senior A-2                                                     "AA"             2nd               7

Subordinated B-1                                          "A","BBB"           3rd, 4th            6

                             (The Fund will invest in the following classes.)

Subordinated B-2                                               "BB"             5th               5

Subordinated B-3                                               "B"              6th               4

Subordinated B-4                                             Unrated            7th               3

Reserve Fund/Letter of Credit                                  N/A              N/A               2

Equity Holder                                                  N/A              N/A               1

                  The Fund will only invest, under normal circumstances, in those classes listed above with credit quality ratings at the time of investment of BB or lower. See "Risk Considerations."

                  The rating assigned to a given issue and class of Commercial Mortgage-Backed Securities is a product of many factors, including, but not limited to, the structure of the security, the level of subordination, the quality and adequacy of the collateral, projected losses from the collateral and the past performance of the originators and servicing companies. The rating of any Commercial Mortgage-Backed Security is determined to a substantial degree by the debt service coverage ratio (i.e., the ratio of current net operating income from the commercial properties, in the aggregate, to the current debt service obligations on the properties) and the loan-to-value ("LTV") ratio of the pooled properties. The amount of the securities issued in any one rating category is determined by the rating agencies after a rigorous credit rating process which includes analysis of the issuer, servicer and property manager, as well as verification of the LTV and debt service coverage ratios. LTV ratios may be particularly important in the case of commercial mortgages because most commercial mortgage loans generally provide that the lender's sole remedy in the event of a default is against the mortgaged property, and the lender is not permitted to pursue remedies with respect to other assets of the borrower.

                  (2) Commercial Mortgage Loans -- A Commercial Mortgage Loan is a legal instrument for pledging a described property interest for the repayment of a loan under certain terms and conditions, and constitutes a lien on the interest pledged. Commercial Mortgage Loans supply most of the capital employed in real estate investments. A borrower gives a lender a lien on real estate as assurance that the loan will be repaid. If the borrower fails to make payment, the lender can foreclose the lien and acquire the real estate, thereby offsetting the loss.

                  Under normal market conditions, the Fund will invest in Commercial Mortgage Loans, which involve loans to a single obligor on a single asset. Commercial Mortgage Loans, also known as whole loans, are nonrecourse to the borrower and therefore repayment of a Commercial Mortgage Loan will be dependent solely on the cash flow derived from, and the market or liquidation value of, the underlying property. Other assets of the borrower, if any, would generally not be available to the lender for payment of the Commercial Mortgage Loan. Commercial real estate lending can be affected significantly by the condition of the property, supply and demand in the market for the type of property securing a Commercial Mortgage Loan and adverse economic conditions. Market values may vary as a result of economic events or governmental regulations outside the control of the borrower or lender, which events may impact the future cash flow of the property.

                  A borrower may pledge real estate to more than one lender, thereby creating several liens; in such cases, the order of the liens is important. The first loan contract executed and recorded is the first Mortgage, which has priority over all subsequent transactions. Second and third Mortgages are sometimes

                                      -12-
274828.8
referred to as junior liens because they involve more lending risk than first Mortgages, higher rates of interest are charged for secondary financing.

                  (3) Mezzanine Capital - Mezzanine Capital investments, which may take the form of a subordinate mortgage or a preferred equity position, represent the middle "tier" of a three (or more) tier commercial real estate capital structure. Mezzanine Capital investments are subordinate to first mortgage loans with respect to principal and interest payments and senior to the equity ownership position with respect to principal and interest payments and/or preferred cash flows. Capital losses experienced at the property level are absorbed in reverse order of seniority, first by the equity ownership position, second by the Mezzanine Capital position, and finally by the first mortgage position. Typically, the equity ownership position will comprise 5-25% of the capital structure, the Mezzanine Capital position 5-50%, and the first mortgage position 40-75%. Mezzanine Capital positions often receive attractive current income returns and high total return. See "Risk Considerations."

                  (4) Debt Securities Issued by Real Estate Investment Trusts -- The Fund intends to invest in debt securities issued by real estate investment trusts ("REITs") ("REIT Debt Securities"). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. Generally, REITs can be classified as equity REITs, mortgage REITs, or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

                  REIT Debt Securities, for the most part, are general and unsecured obligations. These securities typically have corporate bond features such as semi-annual interest coupons, no amortization and strong prepayment protection. Additionally, real estate related unsecured debt generally contains covenants restricting the level of secured and total debt and requires a minimum debt service coverage ratio and net worth level. See "Risk Considerations."

                  (5) Collateralized Mortgage Obligations -- Collateralized mortgage obligations ("CMOs") are debt obligations or multi-class pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. They are backed by mortgage pass-through securities or pools of Commercial Loans (all such assets, the "Mortgage Assets") and are evidenced by a series of bonds or certificates issued in multiple classes or "tranches." The principal and interest on the underlying Mortgage Assets may be allocated among the several classes of a series of CMOs in many ways.

                  CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs that are issued by a private governmental agency or instrumentality are generally structured with one or more of the types of credit enhancements described below under "Risk Considerations -- Credit Support." CMOs that are issued by private sector entities and are backed by assets lacking a guarantee of an entity having the credit status of a governmental agency or instrumentality are generally structured with one or more of the types of credit enhancement described under "Credit Support." In addition, CMOs issued by private sector entities may be illiquid. See "Risk Considerations -- Restricted and Illiquid Securities." An issuer of CMOs may elect to be treated, for federal income tax purposes, as a Real Estate Mortgage Investment Conduit ("REMIC"). An issuer of CMOs issued after 1991 generally must elect to be treated as a REMIC or it will be taxable as a corporation under rules regarding taxable mortgage pools.

                  In a CMO, a series of bonds or certificates are issued in multiple classes. Each class of CMOs, often referred to as a "tranche," may be issued with a specific fixed or floating coupon rate and has a stated maturity or final scheduled distribution date. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Interest is paid or accrues on CMOs on a monthly, quarterly or semi-annual basis. The principal of, and interest on, the Mortgage Assets may be allocated among the several classes of a CMO in many ways. The

                                      -13-
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



general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on certain other Mortgage-Backed Securities. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on Mortgage-Backed Securities with similar average lives. Because of the uncertainty of the cash flows on these tranches, the market prices of, and yields on, these tranches are more volatile. The Fund may purchase CMOs that have been sold in public offerings registered under the 1933 Act or in private placements. CMOs acquired in private placements will be subject to certain restrictions on resale and accordingly will have limited marketability.

                  Subordinated CMOs. The Fund intends to invest in subordinated tranches of CMOs. Subordinated tranches of CMOs are multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with defaults on the underlying assets being borne first by the holders of the most subordinated class. Subordinated tranches are entitled to receive repayment of principal only after all required principal payments have been made on more senior tranches and also have subordinate rights as to receipt of interest distributions. Such subordinated tranches are subject to greater risk of non-payment than are more senior tranches or CMOs backed by third party credit enhancement which may have limited marketability. See "Risk Considerations."

                  CMOs Backed by Mortgages on Multi-Family Dwellings. The Fund also intends to invest in CMOs backed by mortgages on multi-family dwellings. Multi-family dwellings are residential properties consisting of five or more units. Investment in CMOs backed by mortgages on multi-family dwellings involves different investment considerations than investment in Mortgage-Backed Securities backed by single-family homes due to such factors as the investment character of the underlying asset and regulatory requirements. CMOs backed by multi-family dwelling mortgages are subject to risks generally not associated with mortgages on single family homes, including vacancy rates, increases in operating expenses, regulatory requirements and environmental liability issues. In addition, such CMOs may have limited marketability. See "Risk Considerations."

                  "Planned Amortization Class" Bonds. Also included within the category of CMOs are "Planned Amortization Class" ("PAC") Bonds. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of Mortgage-Backed Securities. However, if the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted.

                  (6) Adjustable Rate Mortgage Securities ("ARMS") -- The Fund intends to invest in ARMS which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates, ARMS can be U.S. Government Agency Mortgage-Backed Securities, Agency Mortgage-Backed Securities (which are securities backed by U.S. Government Agency Mortgage-Backed Securities), or privately-issued Mortgage-Backed Securities (which represent an interest in, or are collateralized by, a pool of mortgage loans with variable rates of interest). Holding ARMS allows the Fund to participate in increases in interest rates through periodic adjustments in the interest rates underlying the mortgages, resulting in both higher current yields and lower price fluctuations. However, the Fund will not benefit from such increases if rates rise to the point where they would cause increases in the interest rates on the mortgages underlying ARMS to exceed the maximum allowable annual or lifetime reset limits. In addition, in periods of declining interest rates, ARMS will experience declining yields.

                  Adjustable rate mortgages generally provide that the mortgage interest rate may not be adjusted above or below a specified applicable lifetime maximum or minimum rate. In addition, certain adjustable rate mortgages provide for limitations on the maximum amount by which the mortgage interest rate may adjust for

                                      -14-
274828.8
any single adjustment period. Other adjustable rate mortgages provide instead for limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on such an adjustable rate mortgage, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess further reduces the principal balance of the adjustable rate mortgages in the same manner as a prepayment. See "Risk Considerations."

                  (7) High Coupon Agency Mortgage-Backed Securities -- The Fund may invest in High Coupon Agency Mortgage-Backed Securities which provide the holder with a coupon that is higher at the time of purchase than the then prevailing market rate yield. Such securities are purchased at a price greater than their par value because the coupon is higher than the market rate. The Adviser believes that High Coupon Agency Mortgage-Backed Securities offer greater price stability than other Agency Mortgage-Backed Securities. Because of shorter duration, the prices of High Coupon Agency Mortgage-Backed Securities generally do not tend to rise as rapidly as those of traditional fixed rate securities in declining interest rate environments and also tend to decline more slowly in increasing interest rate environments until the point at which prevailing mortgage interest rates are equal to the rates on the underlying mortgage loans. Because the Fund may purchase High Coupon Agency Mortgage-Backed Securities at a premium, a prepayment rate that is faster than expected will reduce both market value and income from that which was anticipated and may result in a loss of a portion of the amount invested, while a prepayment rate that is slower than expected will have the opposite effect of increasing income and market value. High Coupon Agency Mortgage-Backed Securities have a greater probability of prepayment than lower coupon agency mortgage-backed securities and the risk of prepayment is greater in a declining interest rate environment.

                  (8) U.S. Government Agency Mortgage-Backed Certificates -- These are obligations issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), the Federal National Mortgage Association ("Fannie Mae" or "FNMA") and the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"). FNMA and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but FHLMC securities are supported by the instrumentality's limited right to borrow from the United States Treasury, and obligations of the FNMA are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government Agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. U.S. Government Agency Mortgage-Backed Certificates provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Each of GNMA, FNMA and FHLMC guarantees timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues Mortgage-Backed Securities ("FHLMC Gold PCs") which also guarantee timely payment of scheduled monthly principal reductions.

                  (9) U.S. Government Securities -- These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and obligations of agencies and instrumentalities of the U.S. Government. U.S. Treasury Securities are backed by the full faith and credit of the U.S. Government, while other U.S. Government Securities are generally not.

                  (10) U.S. Government Agency Multi-Class Pass-Through Securities -- Unlike CMOs, U.S. Government Agency Multi-Class Pass-Through Securities, which include FNMA Guaranteed REMIC Pass-Through Certificates and FHLMC Multi-Class Mortgage Participation Certificates, are ownership interests in a pool of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities.

                  (11) Asset-Backed Securities -- The securitization techniques used to develop Mortgage- Backed Securities are now being applied to a broad range of assets. Through the use of trusts and special

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



purpose corporations, various types of assets, primarily automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structure or in a pay-through structure similar to the CMO structure. The Fund may invest in these and other types of Asset-Backed Securities that may be developed in the future. These investments will be disclosed to shareholders in the Fund's annual, semi-annual and other reports.

                  In general, the collateral supporting Asset-Backed Securities is of shorter maturity than mortgage loans and historically has been less likely to experience substantial prepayments. Furthermore, the effect of prepayments on securities that have shorter maturities, such as Asset-Backed Securities, is much smaller than the effect of prepayments on securities having longer maturities, such as Mortgage-Backed Securities. As with Mortgage-Backed Securities, Asset-Backed Securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques.

                  The Fund may invest in Asset-Backed Securities that at the time of investment have ratings as low as B/B by any of the nationally recognized statistical rating agencies. Securities rated B/B are considered speculative and considered more susceptible to the adverse effects of changes in economic conditions or to impairment in the future than are higher rated securities.

                  Asset-Backed Securities present certain risks that are not presented by Mortgage-Backed Securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payments of certain amounts owned on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivable. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities.


                  Investment Restrictions

                  The Fund has adopted the following fundamental investment restrictions which may not be changed unless approved by a majority of the outstanding shares of the Fund that would be affected by such change. The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information. The Fund may not:

                  1. Borrow money for the purpose of purchasing additional investments (commonly referred to as "leverage"). This restriction shall not apply to (i) entering into reverse repurchase agreements or dollar roll agreements or issue senior securities in the form of indebtedness or preferred stock or borrow money, other than for the temporary purposes permitted by the 1940 Act, in the aggregate in excess of 33 1/3% (50% in the case of preferred stock) of the Fund's total assets (after giving effect to any such leveraging) and (ii) hedging techniques described in the Private Placement Memorandum which may be deemed to be borrowings. While borrowings (excluding items in (ii) above) exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.

                  2. Pledge, hypothecate, mortgage or otherwise encumber its assets other than to secure such issuances or borrowings as set forth in restriction No. 1 above or in connection with, to the extent permitted under the 1940 Act, good faith hedging transactions (including interest rate swaps), reverse repurchase agreements, dollar roll agreements, when issued and forward commitment transactions.

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



                  3. Invest in securities of other investment companies, except that (i) the Fund may purchase unit investment trust securities where such unit investment trusts meet the investment objective of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets and (ii) as permitted by Section 12(d) of the Investment Company Act of 1940 (the "1940 Act").

                               Risk Considerations

                  Lower Rated and Unrated Securities (commonly referred to as "Junk") - Generally, lower rated or unrated securities of equivalent credit quality offer a higher return potential than higher rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of a default or bankruptcy of the issuers of such securities. Lower rated securities and comparable unrated securities will likely have larger uncertainties or major risk exposure to adverse conditions and are predominantly speculative. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by the Fund, with a commensurate effect on the value of the Fund's shares. While the market values of lower rated securities and unrated securities of equivalent credit quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market value of certain of these securities also tend to be more sensitive to changes in economic conditions including interest rate fluctuations, unemployment rates, inflation rates and negative investor perception than higher-rated securities. In addition, lower rated securities and unrated securities of equivalent credit quality generally present a higher degree of credit risk. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

         The weighted average credit quality of the Fund once it is fully invested is expected to be B-BB. Securities which are rated Ba by Moody's, BB by S&P, BB by Duff & Phelps Credit Rating Corporation ("D&P") or BB by Fitch Investors Service, Inc. ("Fitch") (collectively referred to as the "Rating Agencies") have speculative characteristics with respect to capacity to pay interest and repay principal. Securities which are rated B generally lack characteristics of a desirable investment, and assurance of interest and principal payments over any long period of time may be small. Securities which are rated Caa or CCC or below are of poor standing and highly speculative. Those issues may be in default or present elements of danger with respect to principal or interest. Securities rated C by Moody's, D by S&P, or the equivalent by D&P or Fitch are in the lowest rating class. Such ratings indicate that payments are in default, or that a bankruptcy petition has been filed with respect to the issuer or that the issuer is regarded as having extremely poor prospects. A general description of the ratings of Moody's, S&P, D&P and Fitch are set forth in Appendix A. It is unlikely that future payments of principal or interest will be made to the Fund with respect to these highly speculative securities other than as a result of the sale of the securities or the foreclosure or other forms of liquidation of the collateral underlying the securities.

         In general, the ratings of the Rating Agencies represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. It is possible that an agency might not change its rating of a particular issue to reflect subsequent events. These ratings will be used by the Fund as data in the selection of portfolio securities, but the Fund also will rely upon the independent advice of the Adviser to evaluate potential investments.

         In order to calculate the average credit quality of the Fund, the Fund will assign sequential numbers to each of the 10 rating categories from BB (Ba) to Unrated, multiply the value of each instrument by the rating equivalent number assigned to its lowest rating, sum all of such products, divide the aggregate by the net asset value of the Portfolio and convert the number back to its equivalent rating symbol. All securities rated less than B-, except for securities rated D, shall have the same rating number. Securities rated D will have a rating number of 0.

                  Tax Risks -- A discussion of tax risks attributable to the Fund's anticipated acquisition of lower rated or unrated securities is included in "Taxes."

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



                  Commercial Mortgage-Backed Securities -- Investments in Commercial Mortgage-Backed Securities involve the credit risk of delinquency and default. Delinquency refers to interruptions in the payment of interest and principal. Default refers to the potential for unrecoverable principal loss from the sale of foreclosed property. These risks include the risks inherent in the commercial mortgage loans which support such Commercial Mortgage-Backed Securities and the risks associated with direct ownership of real estate. This may be especially true in the case of Commercial Mortgage-Backed Securities secured by, or evidencing an interest in, a relatively small or less diverse pool of commercial mortgage loans. The factors contributing to these risks include the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, changes in management of the underlying commercial property, energy costs, government regulations with respect to environmental, zoning, rent control, bankruptcy and other matters, real estate and other taxes, and prepayments of the underlying commercial mortgage loans (although such prepayments generally occur less frequently than prepayments on residential mortgage loans).

                  While the credit quality of the securities in which the Fund invests will reflect the perceived appropriateness of future cash flows to meet operating expenses, the underlying commercial properties may not be able to continue to generate income to meet their operating expenses (mainly debt services, lease payments, capital expenditures and tenant improvements) as a result of any of the factors mentioned above. Consequently, the obligors under commercial mortgages may be unable to make payments of principal and interest in a timely fashion, increasing the risk of default on a related Commercial Mortgage-Backed Security. In addition, the repayment of the commercial mortgage loans underlying Commercial Mortgage-Backed Securities will typically depend upon the future availability of financing and the stability of real estate property values.

                  Most commercial mortgage loans are non-recourse obligations of the borrower, meaning that the sole remedy of the lender in the event of a default is to foreclose upon the collateral. As a result, in the event of default by a borrower, recourse may be had only against the specific property pledged to secure the loan and not against the borrower's other assets. If borrowers are not able or willing to refinance or dispose of the property to pay the principal balance due at maturity, payments on the subordinated classes of the related Commercial Mortgage-Backed Securities are likely to be adversely affected. The ultimate extent of the loss, if any, to the subordinated classes may only be determined after a foreclosure of the mortgage encumbering the property and if the mortgagee takes title to the property upon liquidation of the property. Factors such as the title to the property, its physical conditions and financial performance, as well as governmental disclosure requirements with respect to the condition of the property, may make a third party unwilling to purchase the property at a foreclosure sale or for a price sufficient to satisfy the obligations with respect to the related Commercial Mortgage-Backed Securities. The condition of a property may deteriorate during foreclosure proceedings. Certain obligors on underlying mortgages may become subject to bankruptcy proceedings, in which case the amount and timing of amounts due under the related Commercial Mortgage-Backed Securities may be materially adversely affected.

                  In general, any losses on a given property, the lien on which is included in a Commercial Mortgage-Backed Security, will be absorbed first by the equity holder of the property, then by a cash reserve fund or letter of credit, if any, and then by the "first loss" subordinated security holder to the extent of its principal balance. Because the Fund intends to invest in both senior classes and subordinated classes of Commercial Mortgage-Backed Securities, in the event of default the equity support, the reserve fund and any debt classes junior to those in which the Fund invests will bear losses prior to the Fund. However, there can be no assurance that the Fund will be able to recover all of its investments in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued by the originator, or if the values subsequently decline, the Fund may bear significant losses.

                  Commercial Mortgage Loans -- Commercial Mortgage Loans generally lack standardized terms, which may complicate their structure. Commercial properties themselves tend to be unique and are more difficult to value than single family residential properties. Commercial Mortgage Loans also tend to have shorter maturities than residential mortgage loans and may not be fully amortizing, meaning that they may have a significant principal balance, or "balloon," due on maturity.

                                      -18-
274828.8

                  The timely payment of interest and principal on a Commercial Mortgage Loan is secured by an income producing property and, therefore, is dependent upon performance and payments by the lessees under the related leases and the successful operation of the underlying property, rather than its liquidation value. If the net operating income from the underlying property is reduced (for example, if rental or occupancy rates decline or real estate tax rates or other operating expenses increase), the borrower's ability to repay the Commercial Mortgage Loan may be impaired. Furthermore, the liquidation value of the property may be adversely affected by risks generally incident to interests in real property, including changes in general or local economic conditions and/or specific industry segments; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses including energy costs; changes in governmental rules, regulations and fiscal policies, including environmental legislation; acts of God; and other factors which are beyond the borrower's, the lender's or the property manager's control. Additionally, the borrower may be obligated to cause standard hazard insurance to be maintained with respect to an underlying property. Insurance with respect to extraordinary hazards such as earthquakes is not always required, and insurance may not be available (or is available only at prohibitively expensive rates) with respect to many other risks, including those listed above. In addition, there is no assurance that any loss incurred will not exceed the limits of policies obtained.

                  In addition, the borrower's ability to make payments in respect of a Commercial Mortgage Loan largely depends on the ability of tenants to perform under their rental obligations under existing leases and the ability of the borrower to continue to lease a substantial portion of the property upon terms which do not adversely affect the property's cash flow. As the leases expire or lessees default, the demand for, and supply of, rental space in general, from time to time, may affect the property's occupancy rate and the rental rates obtained and concessions, if any, granted on new leases or re-leases of space, which may cause fluctuations in the cash flow from the operation of the property. Such fluctuations, may affect the amount and timing of payments on the Commercial Mortgage Loan.

                  Furthermore, Commercial Mortgage Loans with balloon payments involve a greater degree of risk of payment because the ability of a borrower to make a balloon payment will depend upon its ability to either refinance the loan or to sell the related property. The ability and desire of the borrower to accomplish either of these goals will be affected by a number of factors, including the level of available mortgage rates at the time of sale or refinancing, the borrower's equity in the property, the physical and financial condition and operating history of the property, tax laws, prevailing general economic and market conditions and the availability of credit for commercial real estate projects, generally. In addition, the value of commercial properties depends, in part, on the fitness of such properties for a particular purpose. Thus, no assurance can be given that other parties will find such property sufficient for the purpose for which it is currently being used.

                  Mezzanine Capital -- Investments in Mezzanine Capital involve similar risks associated with investments in real estate and subordinated mortgage investments. Such risks which are commonly associated with the general and local economic conditions affecting the real estate market and the credit risks of delinquency and default are discussed in "Risk Considerations--Commercial Mortgage-Backed Securities" and "Risk Considerations--Commercial Mortgage Loans" herein.

                  General Characteristics of Agency Mortgage-Backed Securities -- The investment characteristics of Agency Mortgage-Backed Securities differ from traditional debt securities because the volatility of Agency Mortgage-Backed Securities is affected by changes in both prepayment rates and interest rates. Interest payments and principal repayments on Agency Mortgage-Backed Securities are made more frequently (usually monthly), and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases Agency Mortgage-Backed Securities at a premium, a prepayment rate that is faster than expected will reduce both the market value and income from that which was anticipated, while a prepayment rate that is slower than expected will have the opposite effect of increasing income and market value. Conversely, if the Fund purchases Agency Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, income and market value. The Adviser will seek to reduce prepayment and interest rate risks (and increase potential benefits) by investing in a variety of such securities and by using hedging techniques.


                                      -19-
274828.8

                  Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, death, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, prepayments on fixed rate mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining mortgage interest rates and, if general interest rates also decline, are likely to be reinvested at lower interest rates than the Portfolio was earning on the Agency Mortgage-Backed Securities that were prepaid.

                  All of the Agency Mortgage-Backed Securities in which the Fund invests are traded in over-the-counter markets rather than on exchanges. The size of spreads between bid and asked prices in over-the-counter markets for Agency Mortgage-Backed Securities depends upon a number of factors, including the outstanding principal amount of the particular security, the number of dealers making markets in the security, the length of time that a particular type of security has been trading in the market and the perceived volatility of the price of the security. Some of the Agency Mortgage-Backed Securities in which the Fund invests, in particular U.S. Government Agency Mortgaged-Backed Securities backed by fixed rate mortgages having interest rates above current market rates ("High Coupon Agency Mortgage-Backed Securities") and Stripped Agency Mortgage Backed Securities, may trade with a wider spread between the bid and asked quotations than do other fixed-income securities, such as U.S. Government Securities or U.S. Government Agency Mortgage-Backed Securities backed by fixed-rate mortgages having current market interest rates.

                  The spread between the bid and asked quotations is taken into account, among other things, in the determination of the value of each security held by the Fund and, therefore, in the determination of the net asset value per share of the Fund. See "Determination of Net Asset Value; Valuation of Portfolio Securities" in the Statement of Additional Information. If the Fund is forced on short notice to sell a security for which the spread between bid and asked quotations is wide, as a result of requests for redemption of a large number of shares or for some other reason, the Fund might not be able to obtain the same price for such security as it would if it were able to take a longer period of time to seek the most efficient execution of its proposed sale.

                  Adjustable Rate Mortgage Securities ("ARMS") -- Unlike investments in pools of fixed-income mortgages which decline in value during periods of rising interest rates, investments in ARMS allow the Fund to participate in increases in interest rates through periodic adjustments in the interest rates on the underlying mortgages, resulting in both higher current yields and lower price fluctuations. However, the Fund will not benefit from increases in interest rates if interest rates rise to the point where they would cause increases in the interest rates on the adjustable rate mortgages underlying its ARMS to exceed the maximum allowable annual or lifetime reset limits, which are described more fully below, for particular mortgages.

                  Adjustable rate mortgages eligible for inclusion in a mortgage pool usually provide for a fixed initial mortgage interest rate for either the first three, six, twelve or thirteen scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment, based, subject to the applicable limitations discussed below, on changes in an applicable index.

                  Adjustable rate mortgages provide that the mortgage interest rate may not be adjusted above some applicable lifetime maximum rate or below some applicable lifetime minimum rate. In addition, certain adjustable rate mortgages provide for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Other adjustable rate mortgages provide instead for limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an adjustable rate mortgage, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess further reduces the principal balance of the adjustable rate mortgage in the same manner as a partial prepayment.

                  The index applicable to adjustable rate mortgages will normally be either the One Year Treasury Index, the Cost of Funds Index or the London Interbank Offered Rate ("LIBOR"), which are discussed further in the Fund's SAI.

                                      -20-
274828.8

                  CMOs (Agency/Private Label) -- Each class of CMOs, often referred to as a "tranche," may be issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semi-annual basis. The principal of, and interest on, the Mortgage Assets may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on Mortgage Assets to the various classes of a series of CMOs is to create certain tranches on which the expected cash flows have a higher degree of predictability than the underlying Mortgage Assets. As a general matter, the more predictable the cash flows are on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on Agency Mortgage-Backed Securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on Agency Mortgage-Backed Securities with similar average lives. Because of the uncertainty of the cash flows on these tranches, and the sensitivity thereof to changes in prepayment rates on the underlying Mortgage Assets, the market prices of, and yields on, these tranches tend to be highly volatile.

                  Subordinated Tranches of CMOs. The Fund may invest to a significant degree in subordinated tranches of CMOs. Subordinated tranches of CMOs are entitled to receive repayment of principal only after all required principal payments have been made to more senior tranches and also have subordinate rights as to receipt of interest distributions. Such subordinated tranches are subject to a greater risk of nonpayment than are senior tranches or CMOs backed by third party credit enhancement. In addition, an active secondary market for such securities is not as well developed as the market for certain other Mortgage-Backed Securities. Accordingly, such subordinated CMOs may have limited marketability and there can be no assurance that a more efficient secondary market will develop.

                  CMOs Backed by Mortgages on Multi-Family Dwellings. The Fund may invest to a significant degree in CMOs backed by mortgages on multi-family dwellings. Such mortgages are subject to risks generally not associated with mortgages on single family homes, including vacancy rates, increases in operating expenses, regulatory requirements and environmental liability concerns. In addition, such securities may have limited marketability and there can be no assurance that a more efficient secondary market will develop. Multi-family dwellings can be affected significantly by supply and demand in the market for the type of property securing the loan and therefore may be subject to adverse economic conditions. Market values may vary as a result of economic events or governmental regulations outside the control of the borrower or lender, such as rent control laws, which impact the future cash flow of the property. Mortgages on multi-family and commercial real estate properties often are structured so that a substantial portion of the loan principal is to be repaid at maturity. Repayment of such principal may depend on the ability of the borrower to obtain new financing. CMOs backed by mortgages on multi-family dwelling may be backed by fewer mortgages involving fewer borrowers than is the case for Mortgage-Backed Securities backed by mortgages on single-family homes. Accordingly, the event of a single default or insolvency of a single borrower may have a greater adverse impact than would be the case for Mortgage-Backed Securities backed by mortgages on single-family homes. Mortgages on multi-family dwellings are often non-recourse to the borrower.

                  Credit Support. Mortgage-Backed Securities and Asset-Backed Securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.


                                      -21-
274828.8

                  The ratings of Mortgage-Backed Securities and Asset-Backed Securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

                  Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

                  Restricted and Illiquid Securities -- Liquidity relates to the ability of the Fund to readily dispose of securities and the price to be paid therefor, but does not generally relate to credit risk or the likelihood of receipt of cash at maturity. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. If it qualifies, the Fund may purchase certain restricted securities eligible for sale to qualified institutional buyers as contemplated by Rule 144A under the 1933 Act or restricted securities eligible for sale to institutional accredited investors under Regulation D under the 1933 Act.

                  REIT Debt Securities -- Investing in REIT Debt Securities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general which include, among other things, possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; over-building; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to, third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from flood, earthquakes or other natural disasters; limitations on and variations in rents; dependency on property management skill; the appeal of properties to tenants; and changes in interest rates. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. The Fund may invest in the debt securities of new or unseasoned REIT issuers and it, therefore, may be difficult or impossible for the Adviser to ascertain the value of each of such REITs' underlying assets, management capabilities and growth prospects. In addition, REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax or distributed income under the Internal Revenue Code of 1986, as amended (the "Code") and failing to maintain their exemptions from the 1940 Act. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted-living homes, may be affected by federal regulations concerning the health care industry.

                  REITs (especially mortgage REITs) and REIT Debt Securities are subject to interest rate risks. When interest rates decline, the value of a REIT investment in fixed rate obligations usually rises. Conversely, when interest rates rise, the value of a REIT investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.


                                      -22-
274828.8

                  Repurchase Agreements -- The Fund may invest temporarily, without limitation, in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans by the Fund to the other party to the agreement that are secured by the underlying securities. Repurchase agreements facilitate portfolio management and allow the Fund to earn additional revenue. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's Board of Directors ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Fund's Board of Directors. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral will be marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining overnight flexibility in pursuit of investments of a longer-term nature.

                  The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Also, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by a custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

                  Lending of Securities -- The Fund may lend its portfolio securities to Qualified Institutions. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

                  The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 331/3% of the value of the Fund's total assets (including such loans). All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Adviser, and will be considered in making decisions with respect to lending of securities, subject to review by the Fund's Board of Directors. The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and their reasonableness is determined by the Fund's Board of Directors.

                  Borrowing - The Fund is authorized to borrow for emergency or temporary purposes or for stock repurchases. The Fund will only borrow when the Adviser believes that such borrowings will benefit the Fund after taking into account considerations such as interest income and possible gains or losses upon liquidation.

                  Hedging Transactions -- The Fund may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate collars, caps and floors, to preserve a return or spread on a particular investment within the portfolio or its entire portfolio and to manage the effective maturity or interest rate sensitivity of its portfolio. Hedging transactions may also be used to attempt to protect against possible declines in the market value of the Fund's assets resulting from downward trends in the debt securities markets (generally due to a rise in interest rates), to protect any unrealized gains in the value of the Fund's portfolio securities, to facilitate the sale of such securities or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any particular hedging transaction is a function of market conditions. Further hedging transactions may be used by the Fund in the future as they are developed or deemed by the Board of Directors of the Fund to be appropriate and in the best interest of investors in the Fund. The Fund intends to use these transactions as a hedge against market fluctuations and not as speculative investments. The Fund may also purchase and sell (or write) options

                                      -23-
274828.8
on securities or indices of securities and may purchase or sell futures contracts or options on futures contracts, as described below.

                  The Fund may employ a variety of hedging transactions as described below and there can be no assurance that any such transaction used will succeed. The principal risks relating to the use of hedging transactions are: (a) possible imperfect correlation between changes in the value of the hedging instrument and the changes in the market value of the underlying securities; (b) possible lack of a liquid secondary market for closing out or offsetting a hedging position; (c) losses on hedging positions resulting from general movements in securities prices or interest rate movements not anticipated by the Adviser, and (d) the possibility that the Fund could be obligated to pay variation margin on a hedging position at a time when it would be disadvantageous to do so. While the use of hedging transactions should tend to minimize the risk of loss resulting from a decline in the value of hedged portfolio securities, these transactions will tend to limit any potential that could result from an increase in the value of these securities. Such transactions also are subject to the risk that, if the Adviser is incorrect in its forecast of interest rates, market values or other economic factors affecting such a transaction, the Fund would have been better off if it had not entered into the transaction.

                  Reverse Repurchase Agreements and Dollar Roll Agreements. The Fund may enter into reverse repurchase agreements and dollar roll agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement or a dollar roll agreement, the Fund sells securities and agrees to repurchase them, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed upon date and price. Under generally accepted accounting principles, reverse repurchase agreements and dollar roll agreements are generally regarded as a form of borrowing. At the time the Fund enters into a reverse repurchase agreement or a dollar roll agreement, it will establish and maintain a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Fund's ability to enter into reverse repurchase agreements and dollar roll agreements is not limited except by the requirement to maintain assets in segregated accounts. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities retained in lieu of their sale by the Fund may decline below the price of the securities the portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement or a dollar roll agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement or the dollar roll agreement may effectively be restricted pending such decision. Investors should be aware that the Fund will enter into reverse repurchase agreements, which may be considered to be a form of borrowing and, therefore, involve the use of leverage. The use of leverage involves special risks in that, while providing increased opportunities for income, the use of leverage also means that any losses will be magnified. The use of reverse repurchase agreements also involves certain fees and costs to the Fund.

                  When-Issued Purchases and Forward Commitments. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established and maintained with a custodian and will be marked-to-market daily. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities held in the segregated asset account and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date which can result in a gain or loss due to market fluctuation subsequent to the time when the commitment was originally made. There is always a risk that the securities may not be delivered and that the Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. Settlements in the ordinary course, which may take substantially more than five business days for mortgage-related securities, are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

                                      -24-
274828.8

                  Short Sales. The Fund may also make short sales of securities as a form of hedging to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

                  When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is obligated to return any payments received on such borrowed securities.

                  The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other highly liquid securities. The Fund will also be required to deposit similar collateral with its Custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Additionally, the Fund is due to receive any interest payments on the deposited collateral during the term of the borrowing.

                   If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

                   The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 20% of the value of its total assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without regard to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical securities.

                  Calls and Puts on Securities and Related Options. The Fund may engage in various put and call transactions. The Fund may hedge through the use of call options ("calls") on U.S. Treasury securities and Mortgage-Backed Securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. The Fund may purchase and sell calls on these securities or indices thereof. Sales of calls will be "covered" while the call is outstanding (i.e., the seller owns the securities subject to the call or other securities acceptable for applicable escrow requirements). Some contracts are "cash settled" (i.e., the seller pays the difference between the call and market price in cash when the market price is higher). Cash-settled calls also may be covered. The Fund does not intend to sell any cash-settled calls that are not covered. If a call sold by the Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price.

                  The Fund may hedge through the use of put options ("puts") that relate to U.S. Treasury securities and Commercial Mortgage-Backed Securities (whether or not it holds such securities in its portfolio) or on indices of securities. The Fund may purchase puts on these securities and may also sell puts on these securities or indices if such puts are secured by segregated liquid assets. The Fund will not sell puts if, as a result, more than 50% of the Fund's assets would be required to be segregated liquid assets. In selling puts, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price.

                  A put option gives the purchaser of the option the right to sell and the writer, if the purchaser exercises his right, the obligation to buy the underlying security at the exercise price during the option period. A call option gives the purchaser of the option the right to buy and the writer, if the purchaser exercises his right, the obligation to sell the underlying security at the exercise price during the option period. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC Options"). Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.


                                      -25-
274828.8

                  The purchaser of an option risks losing his entire investment in a short period of time. If an option is not sold while it has remaining value, or if during the life of an option the underlying security does not appreciate, in the case of a call option, or depreciate, in the case of a put option, the purchaser of such option may lose his entire investment. On the other hand, given the same market conditions, if the potential purchaser of a call option purchases the underlying security directly instead of purchasing a call option or if the potential purchaser of a put option decides not to purchase the put option but to sell the underlying security, such potential option purchaser might have less of a loss. An option purchaser does not have the choice of "waiting out" an unexpected decrease or increase in the underlying securities' price beyond the expiration date of the option. The more that an option is out-of-the-money and the shorter its remaining term to expiration, the greater the risk that a purchaser of the option will lose all or part of his investment. Further, except where the value of the remaining life of an option may be realized in the secondary market, for an option purchase to be profitable the market price of the underlying interest must exceed or be below the exercise price by more than the premium and transaction costs paid in connection with the purchase of the option and its sale or exercise.

                  The writer of an option assumes an obligation to deliver or purchase the underlying interest represented by the option upon the assignment to him of an exercise notice. The writer is subject to being assigned an exercise notice at any time after he has written the option until the option expires or until he has closed out his position by the offsetting purchase of an identical option.

                  The Fund's ability to close out its position as a writer or purchaser of an exchange-listed option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options) in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers or financial institutions which have entered into direct agreement with the Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. OTC Options and their underlying securities may be considered illiquid. The Fund will engage in OTC Option transactions only with primary United States Government securities dealers recognized by the Federal Reserve Bank of New York.

                  The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

                  Futures Contracts and Related Options. The Fund may buy or sell financial futures contracts or purchase options on such futures as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specified type of financial instrument called for in the contract at a specified future time for a specified price or, in "cash settlement" futures contracts, to pay to (or receive from) the buyer in cash the difference between the price in the futures contract and the market price of the instrument on the specified date, if the market price is higher (or lower, as the case may be). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

                  The Fund's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading

                                      -26-
274828.8

Commission ("CFTC") with which the Fund must comply in order not to be deemed a commodity pool operator within the meaning and intent of the Commodity Exchange Act and the regulations promulgated thereunder.

                  Typically, an investment in a futures contract requires the Fund to deposit with the applicable exchange or other specified financial intermediary as security for its obligations an amount of cash or other specified debt securities which initially is 1% to 5% of the face amount of the contract and which thereafter fluctuates on a periodic basis as the value of the contract fluctuates. An investment in options involves payment of a premium for the option without any further obligation on the part of the Fund.

                  Regulations of the CFTC applicable to the Fund currently require that all of the Fund's futures and options on futures transactions constitute bona fide hedging transactions or be undertaken incidental to the Fund's activities in the securities markets. In accordance with CFTC regulations, the Fund may not purchase or sell futures contracts or options thereon if immediately thereafter the sum of the amounts of initial margin deposits on the Fund's existing futures positions and premiums paid for options on futures would exceed 5% of the fair market value of the Fund's total assets. The Adviser reserves the right to comply with such different standard as may be established by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

                  The variable degree of correlation between price movements of futures contracts and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund's position. In addition, futures and futures option markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the hedge position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Fund to hedge successfully will depend on the Adviser's ability to forecast pertinent market movements, which cannot be assured. Finally, the daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options purchased by the Fund, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce net asset value. Income earned by the Fund from its hedging activities generally will be treated as capital gains.

                  Interest Rate Transactions. Interest rate swaps involve the exchange with another party of commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but gives up the benefits of an interest rate decline below the minimum amount. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's Custodian. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transactions.

                  The Fund may enter into interest rate transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to effectively fix the rate of interest that it pays on one or more borrowings or series of borrowings or to manage the effective maturity or interest rate sensitivity of its portfolio. The Fund would use these transactions as a hedge and not as a speculative investment. Interest rate transactions are subject to risks comparable to those described above with respect to other hedging strategies.

                  The Fund may enter into interest rate swaps, caps, collars and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or

                                      -27-
274828.8
paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, the Adviser and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash, U.S. Government securities or other liquid high grade debt obligations having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The Fund also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are written by the Fund.

                  The Fund will enter into interest rate transactions only with banks and recognized securities dealers believed by the Adviser to present minimal credit risks in accordance with guidelines established by the Fund's Board of Directors. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

                  Subordinated Securities -- Credit enhancement in the form of subordination provides for the issuance of a senior class of certificates which are generally rated at least AA/Aa by any of the Rating Agencies and one or more classes of subordinated certificates which bear ratings lower than the senior certificates or are non-rated. Holders of either the senior or the subordinated certificates will ordinarily be entitled to a pro-rata share of distributions of principal and interest. However, in the event that delinquencies and defaults on the underlying mortgage loans cause a shortfall in the distributions to the senior certificates, distributions otherwise payable to the subordinated certificates will be distributed to the senior certificates to the extent required. The characteristics of the mortgage loans and other credit enhancement features will determine the size of the subordinated interest required to obtain the desired rating on the senior securities.

                  The Fund may invest in subordinated certificates. To compensate for the greater risk of loss on, and illiquidity of, the subordinated certificates, the yields on subordinated certificates are generally substantially higher than those available on senior certificates. To the extent that actual delinquency and loss experience is greater than anticipated, the return on the subordinated certificates will be adversely affected and, in extreme cases, a portion of the principal could be lost; to the extent that such experience is more favorable than anticipated, the return on the subordinated certificates will be increased.

                  Non-Diversification -- As a non-diversified investment company, the Fund is not subject to any statutory restriction under the 1940 Act with respect to investing its assets in one or relatively few issuers. Non-diversification may present greater risks for the Fund than in the case of a diversified company. However, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code. The Fund will be restricted in that at the close of each quarter of the taxable year, at least 50% of the value of its total assets must be represented by cash items (including receivables), U.S. Government securities, regulated investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of any taxable year, not more than 25% in value of the Fund's total assets may be invested in securities (other than regulated investment companies or U.S. Government Securities) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same or similar or related trades or business. The limitations described in this paragraph regarding qualification under Subchapter M of the Code as a "regulated investment company" are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised. (See "Taxes" herein).



                                      -28-
274828.8

-------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUND

-------------------------------------------------------------------------------



                  The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, has employed Equitable Real Estate Hyperion Capital Advisors, L.L.C. to serve as investment adviser of the Fund. For information about the Directors and Officers of the Fund, see "Management of the Fund" in the Statement of Additional Information.


                               Investment Adviser

                  The Adviser provides advice to the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Subject to such policies as the Board of Directors of the Fund may determine, the Adviser makes investment decisions for the Fund. For its services under the Advisory Agreement, the Adviser receives from the Fund a fee accrued and paid monthly at an annual rate equal to 0.65% of the Fund's average weekly net assets.

                  The Adviser is a limited liability corporation formed under the Delaware Limited Liability Company Act and provides investment advisory, administrative, distribution, financial and clerical services to clients whose principal investment objective is to invest in Commercial Mortgage-Backed Securities. The Adviser is owned equally by Equitable Real Estate Investment Management, Inc. and Hyperion Capital Management, Inc. The Fund's primary day-to-day investment management decisions will be made by an investment committee, and no one person is primarily responsible for making recommendations to that committee. Information regarding the Fund's performance is set forth in the Fund's Annual Report, which will be available without charge, upon request, from the Fund.

                  Equitable Real Estate Investment Management, Inc. ("EREIM"), a subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), is a full service investment adviser with experience in investing and managing commercial real estate assets for institutional lenders and owners. As of December 31, 1994, EREIM managed approximately $35 billion in real estate and mortgage investments for its clients, which include pensions funds, international investors, insurance companies and other financial institutions. EREIM also is one of the nation's leading advisors to pension funds regarding investments in U.S. real estate. As of December 31, 1994, EREIM managed approximately $11.0 billion in tax-exempt equity assets. The business address of EREIM is 1150 Lake Hearn Drive, N.E., Suite 400, Atlanta, Georgia 30342-1152.

                  EREIM is headquartered in Atlanta, Georgia and has 14 regional offices located throughout the United States. Through its network of regional offices, EREIM manages more than 228 million square feet of retail, office, industrial and apartment properties nationwide. The firm's regional operations are full service offices with accounting, valuation and leasing professionals, asset and property managers, and acquisition and disposition specialists. EREIM's regional office system is designed to allow the company to monitor buy-sell opportunities closely and act quickly on opportunities.

                  Hyperion Capital Management, Inc. ("HCM") is a wholly-owned subsidiary of Hyperion Partners. Hyperion Partners primarily seeks investments in the financial services, housing and real estate industries and assists in the development of the properties in which it invests. The sole general partner of Hyperion Partners is Hyperion Ventures, L.P., a Delaware limited partnership ("Hyperion Ventures"). Corporations owned principally by Lewis S. Ranieri, Salvatore A. Ranieri and Scott A. Shay are the general partners of Hyperion Ventures. Lewis S. Ranieri, a former Vice-Chairman of Salomon Brothers Inc., is the Chairman of the Board of the Adviser and a Director of the Fund. Messrs. Salvatore Ranieri and Shay are principally engaged in the management of the affairs of Hyperion Ventures and its affiliated entities. Hyperion Capital Management, Inc. as of April 30, 1995 acts as investment manager for clients with assets in excess of $4 billion. The business address of HCM is 520 Madison Avenue, New York, New York 10022.

                                      -29-
274828.8

                  The Adviser provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors and officers of EREIM or HCM. The Statement of Additional Information contains general background information regarding each director and principal officer of the Fund, In addition, the Adviser provides the Fund with the unique expertise of its two owners. With respect to the Adviser, EREIM's personnel provide investment research, acquisition and asset management services to assist the Adviser in underwriting, due diligence and portfolio management activities with respect to the commercial real estate collateral underlying the Fund's investments and provides the Adviser with personnel to perform real estate evaluation services used in developing credit evaluation and pricing models. HCM provides personnel to the Adviser to provide quantitative research, trading, portfolio management, administration, compliance and finance services to the Adviser in connection with its underwriting, due diligence and portfolio management activities with respect to the securities in which the Fund may invest. Further, HCM personnel provide quantitative modeling services to the Adviser to assist in developing credit evaluation and pricing models.

                  Certain affiliates of the Adviser engage in real estate-related activities, including but not limited to acting as the servicer of a pool of Commercial Mortgage-Backed Securities; underwriting and issuing Commercial Mortgage-Backed Securities; serving as market-maker of Commercial Mortgage-Backed Securities; originating loans that underlie Commercial Mortgage-Backed Securities; acting as the borrower of a mortgage that underlies Commercial Mortgage-Backed Securities; and purchasing Commercial Mortgage-Backed Securities for their own accounts or accounts over which they have control. Because the 1940 Act prohibits certain affiliated transactions involving the Fund and certain affiliates of the Fund, in the absence of exemptive relief, the Fund may be prohibited from purchasing Commercial Mortgage-Backed Securities with respect to which an affiliate of the Adviser acted in one or more of the above capacities. The Adviser does not anticipate that this restriction will have any significant adverse effect on its ability to manage the Fund. However, the Adviser may seek exemptive relief to permit the Fund to engage in certain transactions involving affiliates under conditions designed to eliminate or minimize any potential conflict of interest.

                                  Administrator

                  Pursuant to an Administrative Services Agreement, the Adviser supervises the overall administration of the Fund, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Fund; the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations; and arranging for the maintenance of books and records of the Fund. The Adviser provides persons satisfactory to the Board of Directors of the Fund to serve as certain officers of the Fund. Such officers may be directors, officers or employees of the Adviser or its affiliates. For its administrative services to the Fund, the Advisers receives a fee from the Fund at a rate equal, on an annual basis, to 0.20% of the average weekly net assets of the Fund.

                                    Expenses

         The Fund will bear the expenses of its offering and organization, which are not expected to exceed $100,000, including legal and accounting fees relating to its organization and the costs of preparing solicitation materials. Organizational expenses will be capitalized and amortized over a period of five years. In addition to the expenses to be paid to the investment adviser, administrator, transfer agent, dividend paying agent and custodian discussed within this private placement memorandum, the Fund will pay all other ongoing expenses, including but not limited to legal fees, accounting fees for preparation of financial statements and tax returns, annual audits, brokerage commissions, transfer taxes and other clearing, settlement and transactional charges.



                                      -30-
274828.8

-------------------------------------------------------------------------------

                           DIVIDENDS AND DISTRIBUTIONS

-------------------------------------------------------------------------------


         The Fund will distribute to shareholders monthly dividends of all or a portion of its net investment income. The Fund's initial dividend is expected to be declared approximately 45 days after the date of the original issuance of the Shares and to be paid approximately 60 days after the date of original issuance of the Shares. For federal income tax purposes, the Fund will be required to distribute at least 90% of its net investment income for each calendar year. The Fund intends to distribute all or a portion of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, at least once annually. "Net investment income," as used herein, includes all dividends, interest, other ordinary income earned by the Fund on its portfolio holdings and net short-term capital gains, net of the Fund's expenses. The Fund's investment in below grade and non-rated securities incrementally increases the risk of nonpayment or of significant delay in payments on such securities, which non-payment or delay may have an adverse effect on the Fund's income and distributions. In addition, in certain circumstances because of the timing of recognition of capital gains and capital losses on dispositions of securities, the Fund may be required to distribute all or a portion of capital gains prior to its termination date.

         Monthly notices as to the source or sources from which any dividend is paid if not paid from net investment income will be provided in accordance with
Section 19(a) of the 1940 Act. The Fund expects that a final liquidating distribution to shareholders of the net assets of the Fund will be made on, or shortly before, the termination of the Fund. Such distribution and termination may require shareholder approval.



-------------------------------------------------------------------------------

                        DETERMINATION OF NET ASSET VALUE

-------------------------------------------------------------------------------

                  The net asset value per Share will be determined as of the time of the close of the New York Stock Exchange on the last day in each week on which the New York Stock Exchange is open. For purposes of determining the net asset value per Share, the value of the Fund's assets (less the Fund's liabilities) will be divided by the number of outstanding Shares. See the Statement of Additional Information for a discussion of the methodology used to value the Fund's assets.


-------------------------------------------------------------------------------

                            CAPITAL STOCK OF THE FUND

-------------------------------------------------------------------------------


                             Description of Shares,
                          Voting Rights and Liabilities

                  Equitable Real Estate Hyperion High-Yield Commercial Mortgage Fund, Inc. was incorporated in Maryland on September 12, 1995. The authorized capital stock consists of one hundred million shares of common stock having a par value of one-tenth of one cent ($.001) per share.

                  Shares have no preference, preemptive, conversion or similar rights. Each share has equal voting, dividend, distribution and liquidation rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. The Fund is not required, and has no current intention, to hold annual meetings of

                                      -31-
274828.8
shareholders, although the Fund will hold special meetings of shareholders when in the judgment of the Board of Directors it is necessary or desirable to submit matters for a shareholder vote. Shareholders also have under certain circumstances (e.g., upon application and submission of certain specified documents to the Board of Directors by a specified number of shareholders) the right to remove one or more Directors of the Fund. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders. Upon liquidation or dissolution of the Fund, shareholders would be entitled to share pro rata in the net assets available for distribution to shareholders.

                  The Fund's charter provides that the Fund will terminate automatically on December 31, 2005 unless extended by the Board of Directors for two years until December 31, 2007 provided such extension is determined to be in the best interests of the shareholders. In connection with such termination, the Fund will liquidate all of its assets and distribute to Shareholders the net proceeds therefrom after making appropriate provision for any liabilities of the Fund. Prior thereto, the Fund's Board of Directors will determine whether it is in the best interests of the shareholders to permit the Fund to terminate automatically in accordance with its charter by considering such factors as the expectations of shareholders, current market conditions and the then current net asset value of the Fund. In the event that the Board of Directors determines that under the circumstances, automatic termination and a consequent liquidation of the Fund would not be in the best interests of shareholders, the Board of Directors will call a special meeting of shareholders to consider an appropriate charter amendment. The Fund's charter would require the affirmative vote of the holders of at least 75% of outstanding shares to approve such an amendment. The foregoing provisions of the Fund's charter are governed by the laws of the State of Maryland and not the 1940 Act.

                  On September 12, 1995, Equitable Real Estate Hyperion Capital Advisors, L.L.C. purchased $100,000 of the Fund's shares at an initial subscription price of $10.00 per share. Based on the foregoing share ownership, the vote of the Adviser may be determinative of the outcome of any matters submitted to the vote of the shareholders of the Fund. As of the date of the Private Placement Memorandum, Equitable Real Estate Hyperion Capital Advisors, L.L.C. owned of record and beneficially 10,000 shares, constituting 100% of the outstanding shares, and thus, until the offering of the shares is completed, Equitable Real Estate Hyperion Capital Advisors, L.L.C. will control the Fund.

                  Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, any registration of the Fund with the Securities and Exchange Commission or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of the shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such a meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

                  For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's registration statement filed with the Securities and Exchange Commission, including the exhibits thereto. The Registration Statement and the exhibits thereto may be examined at the Commission and copies thereof may be obtained upon payment of certain duplicating fees.

                  The Fund has no present intention of offering additional shares. Other offerings of the Fund's shares, if made, will require approval of its Board of Directors. Any additional offering will be subject to the requirement of the 1940 Act that shares may not be sold at a price below the then current net asset value, exclusive of sales loads, except in connection with an offering to existing shareholders or with consent of the holders of a majority of the Fund's outstanding voting securities.

                Discretionary Tender Offers and Repurchase Offers

         The Board of Directors may elect to periodically redeem Shares of the Fund in the manner described herein or as it otherwise may be permitted under applicable laws. Commencing three years after the date of the offering of the Fund's Shares and periodically thereafter, the Board of Directors of the Fund may elect to make discretionary repurchase offers to all Fund shareholders. Pursuant to a discretionary repurchase offer, the Fund will repurchase the Shares for cash at the net asset value determined on the repurchase pricing date and will pay

                                      -32-
274828.8
the holders of the Fund's Shares by the repurchase payment deadline, unless the repurchase offer is suspended or postponed.

         Beginning three years after this offering, the Fund's Board of Directors may consider at any time repurchases of Shares or a tender offer at net asset value for all or a portion of the outstanding Shares. Under certain circumstances, it is possible that periodic purchases of, or tender offers for, the Fund's Shares may cause a deemed dividend distribution under the Code as defined herein to the remaining shareholders of the Fund. Each such tender offer is subject to approval by the Board of Directors. Subject to the Fund's fundamental policy with respect to leverage, the Fund may borrow to finance repurchases or tenders. See "Investment Policies" and "Investment Restrictions." Interest on any such borrowings will reduce the Fund's net income.

         The acquisition of shares by the Fund will decrease the total assets of the Fund and therefore will have the effect of increasing the Fund's expense ratio. Because of the nature of the Fund's investment objectives, policies and portfolio, the Adviser does not anticipate that repurchases and tenders should interfere with the ability of the Fund to manage its investments in order to seek its investment objectives, and does not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate share repurchases and tenders.

         If a tender offer is made, it is the announced policy of the Board of Directors of the Fund, which may be changed by the Board of Directors, not to accept tenders or effect repurchases if (1) such transactions, if consummated, would impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund); (2) the Fund would not be able to borrow money or liquidate portfolio securities in an orderly manner to fund such purchases without creating a negative impact on the net asset value of the Fund to the detriment on non-tendering shareholders; or (3) there is, in the Board of Directors' judgment, (a) any material legal action or proceeding, instituted or threatened, challenging such transaction or otherwise materially adversely affecting the Fund, (b) a declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks generally in the United States or New York State, (c) a material limitation affecting the Fund or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions, (d) the commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (e) any other events or conditions which would have a material adverse effect on the Fund or its shareholders if shares were repurchased. The Board of Directors may modify these conditions in light of experience.

         Any tender offer made by the Fund will be at net asset value per share determined at the close of business on the day the offer ends, and will be made in such manner as may be determined by the Board of Directors in compliance with the Securities Exchange Act of 1934, the rules promulgated thereunder and other applicable laws and regulations. Shareholders will be notified of such tender offer by publication or mailing or both. As of the close of business each day during the offer, the Fund will calculate its net asset value and make its calculation available to shareholders at the telephone number specified in the offering statement. When a tender offer is authorized by the Fund's Board of Directors, a shareholder wishing to accept the offer will be required to tender all of the Shares owned by such shareholder (or attributed to the shareholder for Federal income tax purposes under Section 318 of the Code) (the "Tender Shares"). Failure by a shareholder to tender all such Shares could result in adverse tax consequences of such shareholder and all other shareholders. The Fund will purchase Tender Shares in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions of the tender offer as summarized above). Each shareholder tendering Shares will be required to submit a check in the amount of $25.00, payable to the Transfer Agent, which will be used to help defray the costs associated with effecting the tender offer. The $25.00 fee will be imposed regardless of the number of Shares purchased. The Fund expects that its cost of effecting a tender offer will exceed the aggregate of all service charges received from shareholders who tender their Shares.
Costs associated with the tender will be charged against capital.

         Tender Shares that have been accepted and purchased by the Fund will be held in its treasury until reissued by the Board of Directors. Treasury shares will be recorded and reported as an offset to shareholders'

                                      -33-
274828.8
equity and accordingly will reduce the Fund's aggregate assets. If Treasury shares are retired, issued and outstanding Shares and capital in excess of par will be reduced.



                        Limited Transferability of Shares

         The Fund does not intend to list its Shares on a stock exchange and therefore it is not anticipated that a market for the Shares will develop. Hyperion Distributors, Inc., although not obligated to do so, may in its sole discretion, elect to assist a shareholder in the Fund to transfer his or her interest in the Fund by matching a prospective buyer with a seller of shares. The transfer of any such Shares will be done at the then current net asset value of the Fund's Shares and may only be sold under an exemption from the registration requirements of the Securities Act because the Fund's Shares have not been registered under the Securities Act. The availability of such exemption is dependent, in part, upon the "investment intent" of each new investor and the suitability of such an investment for him.


-------------------------------------------------------------------------------

                                      TAXES

-------------------------------------------------------------------------------

         The following summary reflects the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and other relevant federal income tax authorities as of the date of this Private Placement Memorandum. The federal income tax consequences described below are merely statements of general tax principles. The discussion does not deal with the federal income tax consequences applicable to all categories of investors, some of whom may be subject to special rules. A shareholder in the Fund should consult his or her own tax adviser concerning these matters.

         The Fund intends to qualify and to be treated as a regulated investment company for federal income tax purposes. Accordingly, the Fund should not be subject to federal income tax on the portion of its investment company taxable income (including any net capital gain) it distributes to shareholders in a timely manner. In addition, to the extent the Fund distributes to shareholders in a timely manner at least 98% of its taxable income (including any net capital gain) it should not be subject to the 4% excise tax on certain undistributed income of "regulated investment companies."

                          Distributions to Shareholders

         The Fund intends to declare daily and distribute monthly distributions to its shareholders of net investment income. The Fund reserves the right to include net short-term gains, if any, in such monthly distributions. Long-term capital gains and undistributed net short-term gains, if any, will be distributed once annually. "Net investment income," as used above, includes all dividends, interest and other income earned by the Fund, net of the Fund's expenses. Notices will be provided in accordance with Section 19 of the 1940 Act.

         A shareholder may elect to receive dividends and capital gain distributions in either cash or additional shares of the Fund. Unless otherwise specified in writing by a shareholder, all dividends and capital gain distributions will be paid on the payment date in additional shares of the kind having an aggregate net asset value as of the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution. An election may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distributions. There are no sales or others charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividend or realize any capital gains distributions. Notwithstanding, the Fund currently intends to pay dividends, if any, on a monthly basis and capital gains, if any, annually.

         Distributions to shareholders attributable to the Fund's interest income and net short-term capital gains are taxable as ordinary dividend income whether paid in cash or reinvested in additional shares. It is not

                                      -34-
274828.8
anticipated that any of such dividends will qualify for the dividends received deduction for corporate shareholders. Capital gain dividends, which are designated as distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss, if any), are taxable as long-term capital gains, whether paid in cash or additional shares, regardless of how long the shares have been held. Net capital gains of taxpayers who are individuals are currently taxed at a maximum rate of 28%. Net capital gains of corporate taxpayers are currently taxed at the same rate as is applicable to ordinary income. The deduction of capital losses by the Fund, and the deduction of capital losses by shareholders with respect to shares in the Fund, is subject to limitations. Investors should consider the tax implications of buying shares shortly before the record date of a distribution because distributions of ordinary income or net capital gain will be taxable even though the net asset value of shares of the Fund is reduced by the distribution.

         Dividends and distributions are generally taxable to the shareholders at the time the dividend or distribution is made (even if reinvested in additional shares). Any dividend declared by the Fund in October, November or December of any calendar year, however, which is payable to shareholders of record on a specified date in such a month and which is not paid on or before December 31 of such year, will be treated as received by the shareholders as of December 31 of such year, provided that the dividend is paid during January of the following year.

         The amount and character of the taxable income or tax loss of the Fund will depend upon the application of a number of complex and/or uncertain aspects of Federal income tax law. In particular, certain securities issued or acquired by the Fund (including regular interests in "real estate mortgage investment conduits" within the meaning of Section 860D of the Code) may be treated as having original issue discount ("OID") for Federal income tax purposes. A security will be treated as having OID if its stated redemption price at maturity exceeds its issue price by more than a statutory de minimis amount. In the case of any security treated as having OID, the Fund would be required to accrue a portion of the OID daily as interest income even though it would not actually receive the cash payment of such income until a later period. A similar problem may arise with respect to residual interests in a real estate mortgage investment conduit.

         A "market discount bond" is a security purchased at a market discount, subject to a statutory de minimis exception. For this purpose, a purchase at a market discount includes a purchase at or after the original issue at a price below the stated redemption price at maturity. A portion of the securities to be acquired by the Fund may be acquired at a market discount. Any gain from the disposition of a security that was originated after July 18, 1984 and acquired by the Fund at a market discount will be treated as ordinary income to the extent the gain does not exceed the accrued market discount. Holders of market discount securities are required to include as ordinary income any partial principal payment on the loan, to the extent such payment does not exceed the accrued market discount on such security, even if the holder eventually disposes of the security prior to maturity at a loss.

         Back-up Withholding. Under certain provisions of the Code, some shareholders may be subject to a 31% "back-up withholding" on reportable dividends, capital gains distributions and redemption payments. Generally, shareholders subject to back-up withholding will be those for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that he or she is not otherwise subject to back-up withholding. An individual's taxpayer identification number is his or her Social Security number.

         Back-up withholding is not an additional tax and may be credited against a taxpayer's federal income tax provided the shareholder provides the necessary information.

         Investment Expenses. Investment expenses incurred by the Fund are expected to be allowable deductions for individual shareholders only to the extent such expenses, together with other miscellaneous itemized deductions of the shareholder, exceed 2% of the shareholder's adjusted gross income.

          Other Taxation. Dividends and capital gains distributions may also be subject to state, local and foreign taxes.


                                      -35-
274828.8

          Shareholders who are not United States citizens or residents should be aware that distributions from the Fund will generally be subject to a withholding tax of 30%, or a lower treaty rate, and should consult their own tax advisers to determine whether investment in the Fund is appropriate. Distributions may also be subject to state and local taxation and shareholders should consult their own tax advisers in this regard.

         Entities that generally qualify for an exemption from Federal income tax, such as many pension trusts, are nevertheless taxed on "unrelated business taxable income." A tax-exempt entity's dividend income from the Fund and gain from the sale of shares in the Fund or the Fund's sale of securities is not expected to constitute unrelated business income to such tax-exempt entity unless the acquisition of the share itself is debt-financed or constitutes dealer property in the hands of the tax-exempt entity.

         Before investing in the Fund, the trustee or investment manager of an employee benefit plan (e.g., a pension or profit sharing retirement plan) should consider among other things (a) whether the investment is prudent under the Employee Retirement Income Security Act of 1974 ("ERISA"), taking into account the needs of the plan and all of the facts and circumstances of the investment in the Fund; (b) whether the investment satisfies the diversification requirement of Section 404(a)(1)(C) of ERISA; and (c) whether the assets of the Fund are deemed "plan assets" under ERISA and the Department of Labor regulations regarding the definition of "plan assets."

         The Fund will send written notice to its shareholders regarding the tax status of all distributions made during each year.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations thereunder presently in effect. These provisions are subject to change by legislative or administrative action, and any such changes may be effective either prospectively or retroactively. Shareholders are advised to consult with their own tax advisers for more detailed information concerning federal, state and local income tax matters.

-------------------------------------------------------------------------------

                               VALIDITY OF SHARES

-------------------------------------------------------------------------------

         The validity of the Shares offered hereby will be passed on for the Fund by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022.



-------------------------------------------------------------------------------

                                     EXPERTS

-------------------------------------------------------------------------------



         Price Waterhouse LLP serves as the independent accountants for the Fund and audits its annual financial statements.


-------------------------------------------------------------------------------

                             REPORTS TO SHAREHOLDERS

-------------------------------------------------------------------------------


                                      -36-
274828.8

         The Fund will send unaudited semiannual reports and audited annual reports, including a list of investments held, to shareholders.


-------------------------------------------------------------------------------

                               FURTHER INFORMATION

-------------------------------------------------------------------------------

         The Private Placement Memorandum and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee or inspected at the Securities and Exchange Commission's office at no charge.

         The Fund does not intend to hold annual meetings of shareholders, except as may be required by applicable law. A special meeting of shareholders will be called upon the Fund's receipt of the written request of the holders of at least ten percent of the shares of the Common Stock of the Fund issued and outstanding and entitled to vote at such meetings.

                                      * * *


            TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

1.  The Fund...................................................................
2.  Investment Objective, Policies, Risks and Restrictions.....................
3.  Determination of Net Asset Value; Valuation of Portfolio Securities........
4.  Tax Status.................................................................
5.  Management of the Fund.....................................................
6.  Counsel and Independent Accountants........................................
7.  Portfolio Transactions.....................................................
8.  Description of Shares, Voting Rights and Liabilities.......................
9.  Description of Ratings.....................................................



Investment Adviser and Administrator
Equitable Real Estate Hyperion Capital Advisors, L.L.C.
520 Madison Avenue
New York, New York 10022

Distributor
Hyperion Distributors, Inc.
520 Madison Avenue
New York, New York 10022
(212) 980-8400

Transfer Agent, Custodian and Accounting Agent
State Street Bank and Trust Company
1776 Heritage Drive
Boston, Massachusetts 02171


                                      -37-
274828.8

                       STATEMENT OF ADDITIONAL INFORMATION

                               September 22, 1995


EQUITABLE REAL ESTATE HYPERION HIGH-YIELD COMMERCIAL MORTGAGE FUND, INC. 520 Madison Avenue, New York, New York 10022
(212) 980-8400

                  This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Private Placement Memorandum, dated September 22, 1995 (the "Private Placement Memorandum"), through which shares of the Fund are offered. This Statement of Additional Information should be read in conjunction with the Private Placement Memorandum, a copy of which may be obtained by a qualified investor without charge by calling 1-(800) Hyperion.

                  The Statement of Additional Information is NOT a private placement memorandum and is authorized for distribution to prospective investors only if preceded or accompanied by the Private Placement Memorandum.


Table of Contents                                                        Page

1.  THE FUND..............................................................  2

2.  INVESTMENT OBJECTIVE, POLICIES, RISKS AND
        RESTRICTIONS......................................................  2

3.  DETERMINATION OF NET ASSET VALUE; VALUATION OF
      PORTFOLIO SECURITIES................................................  6

4.  TAX STATUS............................................................  6

5.  MANAGEMENT OF THE FUND ...............................................  7

6.  COUNSEL AND INDEPENDENT ACCOUNTANTS .................................. 13

7.  PORTFOLIO TRANSACTIONS................................................ 13

8.  DESCRIPTION OF SHARES, VOTING RIGHTS AND
        LIABILITIES....................................................... 13

9.  DESCRIPTION OF RATINGS................................................ 14



This Statement of Additional Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

299892.1

         1.  THE FUND

                  Equitable Real Estate Hyperion High-Yield Commercial Mortgage Opportunity Fund, Inc. (the "Fund"), is a non-diversified, closed-end management investment company organized as a corporation under the laws of the State of Maryland on September 12, 1995. The Adviser manages the investments of the Fund from day to day in accordance with the Fund's investment objective and policies. The selection of investments for the Fund and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces.

                  Equitable Real Estate Hyperion Capital Advisors, L.L.C., the adviser and administrator of the Fund (the "Adviser" and "Administrator"), manages the Fund and supervises the overall administration of the Fund. The Board of Directors of the Fund provides broad supervision over the affairs of the Fund.

         2.  INVESTMENT OBJECTIVE, POLICIES, RISKS AND RESTRICTIONS

                                               Investment Objective

                  The investment objective of the Fund is to provide high total return primarily from current income. There can, of course, be no assurance that the Fund will achieve its investment objective. The investment objective of the Fund is fundamental and may not be changed without approval by its shareholders.

                                                Investment Policies

                  The Fund seeks to achieve its investment objective by investing, under normal circumstances, primarily in "high-yielding" commercial mortgage-backed securities that are rated below investment grade (e.g., BB or below) by a nationally recognized statistical rating organization or that are unrated.

                  The following is a discussion of the various investments of and techniques employed by the Fund and is intended only as a supplement to the information contained in the Private Placement Memorandum and should be read only in conjunction with the Private Placement Memorandum. Terms defined in the Private Placement Memorandum and not defined herein have the same meanings herein as in the Private Placement Memorandum.


                 Description of the Fund's Investment Securities

U.S. Government Agency Mortgage-Backed Securities

                  Ginnie Mae Certificates. The Government National Mortgage Association ("Ginnie Mae") is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States Government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.


                                                      -2-
299892.1

                  The Ginnie Mae Certificates in which the Fund will invest will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes,
(v) mortgage loans on multi-family residential properties under construction;
(vi) mortgage loans on completed multi-family projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one to four family housing units.

                  Fannie Mae Certificates. The Federal National Mortgage Association ("Fannie Mae" or "FNMA") is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of FNMA are not backed by the full faith and credit of the United States Government.

                  Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans;
(ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate and adjustable mortgage loans secured by multi-family projects.

                  Freddie Mac Certificates. The Federal Home Loan Mortgage Corporation ("Freddie Mac") is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the United States Government.

                  Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

                  Private Pass-Throughs. Pass-Throughs are Mortgage-Backed Securities that are structured similarly to government agency pass-through securities such as Ginnie Mae, Fannie Mae and Freddie Mac Certificates, but are issued by private sector originators of or investors in mortgage loans. Private Pass-Throughs can represent an interest in any of the variety of types of mortgage loans that can back an issue of Mortgage-Backed Securities. Since Private Pass-Throughs typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality, they are generally structured with one or more forms of credit enhancement. All of the Private Pass-Throughs purchased by the Fund will have been sold in public offerings registered under the Securities Act of 1933 and will, accordingly, not be subject to restrictions on resale generally imposed upon privately-placed securities.

                  Adjustable Rate Mortgages -- Interest Rate Indices. The One Year Treasury Index is the figure derived from the average weekly quoted yield on U.S. Treasury Securities adjusted to a constant maturity of one year. The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the "FHLB

                                                      -3-
299892.1

Eleventh District") that are member institutions of the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco"), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

                  A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Because of the various origination dates and maturities of the liabilities of member institutions of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, at any time the Cost of Funds Index may not reflect the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates since as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates. This may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

                  LIBOR, the London interbank offered rate, is the interest rate that the most creditworthy international banks dealing in U.S.
dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

                                              Investment Restrictions

                  The Fund has adopted the following investment restrictions which may not be changed without approval by holders of a "majority of the outstanding voting securities" of the Fund that would be affected by such a change. A "majority of the outstanding voting securities" as used herein means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

                  The Fund may not:

                  (1) Invest 25% or more of the value of the total assets of the Fund in securities of issuers engaged in any one industry (excluding real estate and related industries and U.S. Government securities as defined in the 1940
Act).

                  (2) Borrow Money. This restriction shall not apply to (i) entering into reverse repurchase agreements or dollar roll agreements or issue senior securities in the form of indebtedness or preferred stock or borrow money, other than for the temporary purposes permitted by the 1940 Act, in the aggregate in excess of 33 1/3% (50% in the case of preferred stock) of the Fund's total assets (after giving effect to any such leveraging) and (ii) hedging techniques described in the Private Placement Memorandum which may be deemed

                                                      -4-
299892.1
to be borrowing. While borrowings (excluding items in (ii) above) exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.

                  (3) Pledge, hypothecate, mortage or otherwise encumber its assets other than to secure such issuances or borrowings as set forth in restriction No. 1 above or in connection with, to the extent permitted under the 1940 Act, good faith hedging transactions (including interest rate swaps), reverse repurchase agreements, dollar roll agreements, when issued and forward commitment transactions.

                  (4) Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

                  (5) Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"). Subject to state law limitations, the Fund will not invest more than an aggregate of 15% of its net assets in a repurchase agreement maturing in more than seven days and securities that are not readily marketable.

                  (6) Invest in securities of other investment companies, except that (i) the Fund may purchase unit investment trust securities where such unit investment trusts meet the investment objective of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets and (ii) as permitted by Section 12(d) of the 1940 Act.

                  (7) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing.

                  (8) Make loans of money or property to any person, except through loans of portfolio securities to Qualified Institutions, the purchase of debt obligations in which the Fund may invest consistently with the Fund's investment objective and policies and investment restrictions or the temporary investment in repurchase agreements with Qualified Institutions. The Fund may not lend portfolio securities, if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Fund's total assets (including such loans).

                  (9) Invest for the purpose of exercising control over management of any company.

                  (10) Purchase real estate or interests therein (including limited partnership interests but excluding Mortgage-Backed Securities, Stripped Mortgage-Backed Securities and similar instruments and REIT Debt Securities) or interests in oil, gas or mineral leases.

                  (11) Purchase or sell commodities or commodity contracts except for hedging purposes.

                  (12) Make any short sale of securities except for short sales against the box and short sales made in connection with hedging transactions.

                  (13) Purchase or retain any securities issued by an issuer, any of whose officers or directors, trustees or security holders is an officer or director of the Fund, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons who individually owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

                  Percentage and Rating Restrictions. If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Private Placement Memorandum is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting

                                                      -5-
299892.1
from changes in the value of the securities held by the Fund or a later change in the rating of a security held by the Fund will not be considered a violation of policy.

                  However, if more than 15% of the net assets of the Fund are invested in securities that are not readily marketable or redeemable, the Fund will take steps to reduce the amount of such securities held by the Fund as soon as reasonably practicable.


                                       3. DETERMINATION OF NET ASSET VALUE;
                                         VALUATION OF PORTFOLIO SECURITIES

                  The net asset value of each share of the Fund is determined as of the time of the close of the New York Stock Exchange on the last day in each week on which the New York Stock Exchange is open and on each day on which the Adviser is open for business (a "Pricing Day"). As of the date of this Statement of Additional Information, the Adviser is open for business every weekday except for the following holidays (as observed): New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. This determination of the net asset value of shares is made once during each Pricing Day as of 4:00 p.m., New York time, by dividing the value of the Fund's net assets (i.e., the value of its assets less its liabilities, including expenses payable or accrued) by the number of Fund Shares outstanding in the Fund at the time the determination is made.

                  Pricing of Securities. A determination of value used in calculating net asset value must be a fair value determination made in good faith by or on behalf of the Fund's Board of Directors in accordance with procedures established by such Board. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which the Fund could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (i) the fundamental analytical data relating to the investments; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transaction or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

                  The Fund values Commercial Mortgage-Backed Securities and other debt securities on the basis of valuations provided by dealers or by a pricing service, approved by the Fund's Board of Directors, which uses information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships between securities and yield to maturity in determining value. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted or amortization of premiums and accretion of discounts.

                                                  4.  TAX STATUS

                  The Fund intends to qualify and elect to be treated as a regulated investment company for federal income tax purposes for its fiscal year ended July 31, 1996, and it intends to do so for future fiscal years. In order to so qualify, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities or other income derived with respect to its business of investing in such securities

                                                      -6-
299892.1

(including, but not limited to, gains from options, futures or forward contracts); (b) derive in each taxable year less than 30% of its gross income from gains from the sale or other disposition of securities, options, futures or forward contracts held for less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities (as defined in the 1940 Act), securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of the Fund's assets nor more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in the securities of any issuer (other than U.S. Government securities as defined in the 1940 Act or the securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or related trades or businesses. If the Fund qualifies as a regulated investment company and satisfies a minimum distribution requirement, the Fund will not be subject to federal income tax to the extent that it distributes its income to its shareholders. The minimum distribution requirement is satisfied if the Fund distributes as an ordinary income dividend at least 90% of its investment company taxable income (generally net investment income and the excess of net short-term capital gain over net long-term capital loss and computed without regard to the deduction for dividends paid) for the taxable year.

                  The Fund may be subject to a nondeductible 4% excise tax which will be imposed if, and to the extent that, the Fund does not distribute by the end of each calendar year (or is not subjected to regular corporate tax in such year on) an amount equal to the sum of (a) 98% of the Fund's ordinary income for such calendar year; (b) 98% of the excess of capital gains over capital losses for the one-year period ending on October 31 of each year; and (c) the undistributed income and gains from the preceding years (if any) pursuant to the calculations in (a) and (b). A distribution will be treated as having been paid on December 31 if it is declared by the Fund in October, November or December with a record date in such month and is paid by the Fund in January of the following year. Such distribution will be treated as received by the shareholders in the calendar year in which the distribution is declared.

                  The Fund intends to engage in various hedging transactions. Under various provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the result of such transactions may be to change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses.

                  The Fund's taxable income will in most cases be determined on the basis of reports made to the Fund by the issuers of the securities in which the Fund invests. The tax treatment of certain securities in which the Fund may invest is not free from doubt and it is possible that an Internal Revenue Service examination of the issuers of such securities or of the Fund could result in adjustments to the income of the Fund. An upward adjustment by the Internal Revenue Service to the income of the Fund may result in the failure of the Fund to satisfy the minimum distribution requirement described above.

                  The Fund's fiscal year end is July 31.


                                            5.  MANAGEMENT OF THE FUND

                  The directors and officers of the Fund and their principal occupations during the past five years are set forth below. Their titles may have varied during this period. Asterisks indicate that those directors are "interested persons" (as defined in the 1940 Act) of the Fund. Except for Mr. Petersen, whose address is 500 East 85th Street, New York, New York 10028, Mr. Walsh, whose address is 15 East 91st Street, New York, New York 10128, and Messrs. Tibbetts, Smith, Thomas, Bartlett and Wright, whose address is 1150 Lake Hearn Drive, N.E., Atlanta, Georgia 30342, the address of each director and officer is 520 Madison Avenue, New York, New York 10022.


                                                      -7-
299892.1

                                        Officers and Directors of the Fund

                  LEWIS S. RANIERI* -       Chairman of the Board of the Adviser
                    Director                since March 1995. Chairman and Chief
                                            Executive Officer of Ranieri & Co.,
                                            Director Inc. (since 1988); in
                                            addition, President of LSR Hyperion
                                            Corp., a general partner of the
                                            limited partnership that is the
                                            general partner of Hyperion Partners
                                            L.P. ("Hyperion Partners") (since
                                            1988). Director and Chairman of the
                                            Board of Hyperion Capital
                                            Management, Inc. (since 1989);
                                            Chairman of Bank United of Texas FSB
                                            (since 1988) and Hyperion Credit
                                            Service Corp. (since 1992); Director
                                            and President of Hyperion Funding
                                            1993 Corp., the general partner of
                                            the limited partnership that is the
                                            general partnership that is the
                                            general partner of Hyperion 1993
                                            Fund L.P.; and, also Chairman and
                                            President of various other direct
                                            and indirect subsidiaries of
                                            Hyperion Partners. Formerly Vice
                                            Chairman of Salomon Brother Inc.
                                            (until 1987). Age 48.


                  HARRY E. PETERSEN, JR. -  Director and/or Trustee of several
                   Director investment companies advised by Hyperion Capital Management, Inc. (1992- Present). Director of
                                            Lexington Corporate Properties, Inc.
                                            (1993-Present). Senior Advisor to
                                            Potomac Capital (1995- Present).
                                            Advisory Board of Polytechic
                                            University (1995- Present).
                                            Consultant to Advisers Capital
                                            Management, Inc. (1992-Present).
                                            Consultant to Ewing Capital, Inc.
                                            (1993- Present). Formerly Consultant
                                            on public and private pension funds
                                            (1991-1993). President of Lepercq
                                            Realty Advisors (1988-1990). Age 70.

                  LEO M. WALSH, JR. -       Director and/or Trustee of several
                   Director                 investment companies advised by
                                            Hyperion Capital Management, Inc.
                                            (1989- Present). Financial
                                            Consultant for Medco Containment
                                            Services Inc. (1994-Present).
                                            Financial Consultant for Synetic
                                            Inc., a manufacturer of porous
                                            plastic materials for health care
                                            uses (1989-1994). Formerly
                                            President, WW Acquisition Corp.
                                            (1989-1990); Senior Executive Vice
                                            President and Chief Operating
                                            Officer of The Equitable Life
                                            Assurance Society of the United
                                            States ("The Equitable")
                                            (1986-1988); Director of The
                                            Equitable and Chairman of Equitable
                                            Investment Corporation, a holding
                                            company for The Equitable's
                                            investment oriented subsidiaries
                                            (1983- 1988); Chairman and Chief
                                            Executive Officer of
                                            EQUICOR-Equitable HCA Corporation
                                            (1987-1988). Age 62.

                  DOUGLAS A. TIBBETTS* -    President and Chief Operating
                   Director                 Officer of Equitable Real Estate
                                            Investment Management, Inc. since
                                            1989. Director and member of various
                                            advisory committees of professional
                                            real estate organizations such as
                                            National Realty Committee, Society
                                            of Industrial & Office Realtors, and
                                            NAIOP.

                                                      -8-
299892.1

                                            Currently serves as
                                            Practitioner/Lecturer at The
                                            University of Georgia, Terry College
                                            of Business. Director of various
                                            Equitable related companies
                                            including: Equitable Real Estate,
                                            Column Financial, Compass Retail,
                                            and COMPASS Management and Leasing.
                                            Formerly Senior Vice President in
                                            charge of the Dallas office
                                            (1982-1988). Age 50.

                  RICHARD D. SHIRK -        President and Chief Executive
                   Director                 Officer of Blue Cross and Blue
                                            Shield since April 1992. Chairman of
                                            the Georgia U.S.O.C. Steering
                                            Committee and Board Member of
                                            Central Atlanta Progress, Georgia
                                            Chamber of Commerce, Georgia
                                            Coalition for Health, Metropolitan
                                            Atlanta Chapter of the American Red
                                            Cross, Board of Trustee member of
                                            Seven Seas Series Mutual Fund,
                                            Member of Atlanta Chamber of
                                            Commerce Board of Advisers and
                                            Buckhead Coalition. Formerly, Senior
                                            Officer of Equicor (1987-1989) and
                                            Senior Vice President of the Central
                                            Region for CIGNA (1990-1992). Age
                                            49.

                  W. BRUCE MOULTHROP        Member of the Real Estate Advisory
                     Director               Committee for New York State
                                            Teachers' Retirement System since
                                            1990 and serving on the Board of
                                            Directors for Mitchell's Formalwear
                                            Company since 1984. Formerly, Senior
                                            Executive Vice President of
                                            Equitable Real Estate Investment
                                            Management, Inc. (1984-1990). Age
                                            57.

                  EDWARD G. SMITH* -        Senior Executive Vice President of
                     Director, Chairman     Equitable Real Estate Investment
                                            Management, Inc. since 1988. Member
                                            of The Equitable Management and
                                            Investment Committees (1993-
                                            Present). Formerly, Executive Vice
                                            President heading property
                                            development, management and
                                            administration for The Equitable
                                            (1986-1988). Age 45.

                  KENNETH C. WEISS* --      Chief Executive Officer of the
                    Director, President     Adviser since March 1995. President
                                            and Chief Executive Officer of
                                            Hyperion Capital Management, Inc.
                                            (February 1992-Present). Chairman of
                                            the Board, Director/Trustee and/or
                                            officer of several investment
                                            companies advised by Hyperion
                                            Capital Management, Inc. (February
                                            1992-Present). Formerly Director of
                                            First Boston Asset Management
                                            (1988-February 1992). Director of
                                            First Boston Corporation (until
                                            1988). Age 43.

                  LOUIS C. LUCIDO* --       Managing Director and Chief
                    Director, Secretary     Operating Officer of Hyperion
                                            Capital Management, Inc. (February
                                            1992-Present). Formerly Senior Vice
                                            President and Director of
                                            Progressive Capital Management (June
                                            1991-February 1992); Senior Vice
                                            President and Manager at Donaldson,
                                            Lufkin and Jenrette (1988-January
                                            1991); Vice President of Smith
                                            Barney, Harris Upham & Co.
                                            Incorporated (1987-May 1988); Vice
                                            President at Merrill Lynch, Pierce,
                                            Fenner & Smith (1981-1987). Age 46.

                                                      -9-
299892.1

                  CLIFFORD E. LAI --        Managing Director and Chief
                    Senior Vice President   Investment Officer, Hyperion Capital
                                            Management, Inc. (March
                                            1993-Present). Formerly Managing
                                            Director and Chief Investment
                                            Strategist for Fixed Income, First
                                            Boston Asset Management (1989-1993);
                                            Vice President, Morgan Stanley & Co.
                                            (1987-1989). Age 42.

                  M. ANDREW THOMAS -        Executive Vice President of
                                            Equitable Real Estate Investment
                                            Management, Senior Vice President
                                            Investors, Inc. since 1995. Formerly
                                            with Equitable Real Estate's New
                                            Business area responsible for the
                                            new mortgage origination
                                            (1990-1992); managed $250 million
                                            equity portfolio for corporate
                                            pension client (1988-1992). Age 34.

                  ROBERT BARTLETT -         Vice President of Equitable Real
                                            Estate Investment Management Inc.
                                            Vice President since 1988,
                                            responsible for developing and
                                            implementing mortgage investment
                                            marketing strategy with pension
                                            funds and other institutional
                                            investors. Co-developed the
                                            company's CMBS program and its
                                            marketing implementation. Formerly
                                            portfolio manager for Gatehouse
                                            Apartments of Florida Fund (1994-
                                            1995) and assistant portfolio
                                            manager (1990-1992); assistant
                                            portfolio manager for European Fund
                                            I (1993-1995). Age 42.

                  JOHN N. DUNLEVY -         Director of Hyperion Capital
                    Vice President          Management, Inc. (July 1992-
                                            Present). Formerly, Director and
                                            Portfolio Manager, Teachers
                                            Insurance & Annuity Association
                                            (1988-1992); Assistant Vice
                                            President, Sumitomo Bank Ltd.
                                            (1985-1988). Age 36.

                  KURT L. WRIGHT -          Senior Vice President of Equitable
                    Vice President          Real Estate Investment Management,
                                            Inc. since 1995. Portfolio manager
                                            for Buckhead Strategic Fund which
                                            invests in distressed commercial
                                            mortgages since 1994 and oversees
                                            all commercial mortgage backed
                                            securities investing for third-party
                                            clients. Formerly with Equitable's
                                            Investment Research, where he
                                            performed studies of real estate
                                            markets and investment strategies
                                            (1990-1993); Senior Analyst at
                                            Prudential Realty Group on PRISA
                                            portfolio (1988-1990); Editorial
                                            Board Real Estate Capital Markets
                                            Report (1993- 1995) and Research
                                            Committee-National Council Real
                                            Estate Investment Fiduciaries
                                            (1990-Present). Age 36.

                  JOSEPH W. SULLIVAN -      Vice President of Hyperion Capital
                    Treasurer               Management, Inc. (August
                                            1995-Present). Formerly, Vice
                                            President in Merrill Lynch & Co.'s
                                            Investment Banking Division;
                                            Treasurer and Chief Financial
                                            Officer of several Merrill Lynch
                                            subsidiaries. Responsible for all
                                            financial reporting, accounting,
                                            ministerial and administrative
                                            services (1990- 1995); Assistant
                                            Vice President of Standard & Poor's
                                            Debt Rating Group (1988-1990);
                                            Assistant Vice President and

                                                      -10-
299892.1

                                            Operations Controller of Shearson
                                            Lehman Hutton, Inc., engaged in the
                                            identification, analysis and
                                            financial administration of public
                                            and private real estate investment
                                            programs (1983-1987). A Licensed
                                            Certified Public Accountant since
                                            1981. Age 38.

                  JOSEPH TROPEANO -         Vice President and Compliance
                    Assistant Secretary     Officer of Hyperion Capital
                                            Management, Inc. (December
                                            1993-Present). Formerly Senior
                                            Compliance Examiner and Staff
                                            Accountant with the investment
                                            management section of the Securities
                                            & Exchange Commission's northeast
                                            regional office (1988-1993). With
                                            Merrill Lynch from 1980 to 1988. Age
                                            34.

                  THOMAS J. VINCE -         Fund Administrator of Hyperion
                    Assistant Secretary     Capital Management, Inc. (February
                                            1994-Present). Formerly Assistant
                                            Treasurer with Lexington Management
                                            Corporation (1993-1994); Mutual Fund
                                            Manager with ABD Securities
                                            Corporation (1990-1993); Senior Fund
                                            Accountant with Furman Selz, Mager,
                                            Dietz & Birney, Inc. (1988-1990).
                                            Age 44.

                  JOSEPH V. ZOLOFRA -       Senior Tax Manager of Hyperion
                    Assistant Secretary     Capital Management, Inc.
                                            (1993-Present). Formerly Tax Manager
                                            of Ernst & Young Financial Services
                                            Office (1988-1993); Tax Manager and
                                            Director of Tax Accounting Services
                                            Center of Touche Ross (1985-1988);
                                            Senior Tax Consultant (1982-1985).
                                            Age 36.


                                           DIRECTORS' COMPENSATION TABLE
                                   (Estimated for the year ended July 31, 1996)

================================================================================================================================
                                                    Pension or                                          Total Compensation
                          Aggregate                 Retirement Benefits       Estimated Annual          from Fund and
 Name of Person           Compensation from         Accrued as Part of        Benefits upon             Fund Complex
 --------------
                          Fund                      Fund Expenses             Retirement                Paid to Directors
--------------------------------------------------------------------------------------------------------------------------------
Lewis S. Ranieri                   None                      None                      None                      None
--------------------------------------------------------------------------------------------------------------------------------
Harry E. Petersen, Jr.            $7,500                     None                      None                     $15,000
--------------------------------------------------------------------------------------------------------------------------------
Leo M. Walsh, Jr.                 $7,500                     None                      None                     $15,000
--------------------------------------------------------------------------------------------------------------------------------
Edward G. Smith                    None                      None                      None                      None
--------------------------------------------------------------------------------------------------------------------------------
Kenneth C. Weiss                   None                      None                      None                      None
--------------------------------------------------------------------------------------------------------------------------------
Louis C. Lucido                    None                      None                      None                      None
--------------------------------------------------------------------------------------------------------------------------------

Richard D. Shirk                  $7,500                     None                      None                     $15,000
--------------------------------------------------------------------------------------------------------------------------------
W. Bruce Moulthrop                $7,500                     None                      None                     $15,000
================================================================================================================================

         Each Director, who is not an interested person of the Fund, receives a base annual fee of $7,500 which is paid by the Fund.


                                                      -11-
299892.1

                                                      Adviser

         Equitable Real Estate Hyperion Capital Advisors, L.L.C. (the "Adviser") manages the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Subject to such policies as the Board of Directors of the Fund may determine, the Adviser makes investment decisions for the Fund. The Adviser furnishes at its own expense all facilities and personnel necessary in connection with providing these services.

         The Advisory Agreement was approved by the Fund's initial shareholders, and by the Fund's board of directors, including a majority of the directors who are not parties to the agreement or interested persons of any such party (as such term is defined in the 1940 Act) effective September 22, 1995. The Advisory Agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Fund's board of directors or the vote of a majority of the outstanding voting securities of the Fund (as such term is defined in the 1940 Act) and (2) by the vote of a majority of the directors who are not parties to such Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated as a whole at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Fund's Board of Directors or a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Fund. The Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).

         The Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Fund, except for wilful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement. The Advisory Agreement provides that the Adviser may render services to others.

         The Fund's Private Placement Memorandum contains additional information regarding the Adviser and a description of fees payable to the Adviser for services under the Advisory Agreement.

                                                   Administrator

         Pursuant to the Administrative Services Agreements, the Adviser provides the Fund with general office facilities and supervises the overall administration of the Fund; including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Fund; the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations; and arranging for the maintenance of books and records of the Fund. The Administrator provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.

         The Fund's Private Placement Memorandum contains a description of the fees payable to the Administrator under the Administrative Services Agreement. The Administrative Services Agreement was approved by the Fund's Board of Directors effective September 22, 1995 and terminates automatically if it is assigned and may be terminated without penalty by majority vote of the shareholders of the Fund in the case of the Fund or by either party on not more than 60 days' nor less than 30 days' written notice.

                                  Transfer Agent, Custodian and Accounting Agent

         The Fund has entered into a Transfer Agent and Registrar Services Fee Agreement with State Street Bank & Trust Company ("State Street") which acts as transfer and accounting agent for the Fund. Pursuant to a

                                                      -12-
299892.1

Custodian Agreement, State Street also acts as the custodian of the Funds's assets. For its services, the Custodian will receive compensation as may from time to time be agreed upon by it and the Fund. The Fund's transfer and accounting agent and custodian do not assist in, and are not responsible for, investment decisions involving assets of the Fund.

                                     6.  COUNSEL AND INDEPENDENT ACCOUNTANTS

         Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Messrs. Battle Fowler LLP. Price Waterhouse LLP are the independent accountants for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                                            7.  PORTFOLIO TRANSACTIONS

         The Fund's purchases and sales of securities usually are principal transactions. Securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and, therefore, the Fund does not anticipate paying brokerage commissions on its securities purchases, although it may pay such commissions on futures transactions. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

         Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the investors in the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

         Investment decisions for the Fund will be made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Adviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales. Furthermore, in certain circumstances affiliates of the Adviser whose investment portfolios are managed internally, rather than by the Adviser, might seek to purchase or sell the same type of investments at the same time as the Portfolio. Such an event might also adversely affect the Fund.


             8. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

         The authorized capital stock of the Company, which was incorporated on September 12, 1995 in the State of Maryland, consists of one hundred million shares of stock having a par value of one tenth of one cent ($.001) per share. Each share when issued will have identical voting rights, equal dividend, distribution and liquidation rights and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the

                                                      -13-
299892.1
option of the shareholder. On September 12, 1995, Equitable Real Estate Hyperion Capital Advisers, L.L.C. purchased $100,000 of the Fund's shares at an initial subscription price of $10 per share.

         The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in the event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Fund will not issue certificates evidencing Fund shares.

         As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-Laws of the Company provide for any meetings only (a) for the election of directors, (b) approval of revised investment advisory contracts with respect to a particular class or series of stock, (c) approval of revisions to the Fund's distribution agreement with respect to a particular class or series of stock, and (d) upon the written request of holders of shares entitled to cast not less than 25% of all those votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the Act, including the removal of Company directors(s) and communication among shareholders, any registration of the Fund with the Securities and Exchange Commission or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of the shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.


     9. DESCRIPTION OF RATINGS

         See Appendix A.


                                                      -14-
299892.1

                                                    APPENDIX A


Description of Moody's Investors Service, Inc.'s
Below Investment Grade Debt Ratings:

                  Ba -- Securities which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes securities in this class.

                  B -- Securities which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Caa -- Securities which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                  Ca -- Securities which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C -- Securities which are rated C are the lowest rated class of securities by Moody's Investors Service and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                  NR -- Indicates that the Security is not rated.

                  Con-Securities for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are debt obligations secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience,
(c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B (i.e., two categories below Baa) in its securities rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Standard & Poor Corporation's
Below Investment Grade Debt Ratings:

                  BB, B, CCC, CC -- Securities rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation. While such securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  C, CI -- The C rating is applied to debt subordinated to senior debt which is assigned an actual or implied CCC - Debt rating. The CI rating is reserved for income securities on which no interest is being paid.


                                                      -15-
299892.1

                  D -- Securities rated D are in default, or are expected to default upon maturity or payment date, and payment of interest and/or repayment of principal is in arrears

                  Provisional Ratings -- (Prov.) following a rating indicates the rating is provisional, which assumes the successful completion of the project being financed by the issuance of the securities being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, which addresses credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

                  Plus (+) or Minus (-): The ratings from AA to CCC (i.e., three categories below BBB) may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  NR: Securities may lack a S&P rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P does not rate a particular type of obligation as a matter of policy.


Description of Fitch Investors Service, Inc.'s
Below Investment Grade Debt Ratings:

                  BB: Securities are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

                  B: Securities are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                  CCC: Securities have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

                  CC: Securities are minimally protected. Default in payment of interest and/or principal seems probable over time.

                  C: Securities are in imminent default in payment of interest or principal.

                  DDD, DD, and D: Securities are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these securities, and 'D' represents the lowest potential for recovery.

                  Plus (+) or Minus (-): The ratings from AA to C (i.e. five categories below BBB) may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

                  NR:  Indicates that Fitch does not rate the specific issue.

                  Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

                                                      -16-
299892.1

Description of Duff & Phelps Credit Rating Co.'s
Below Investment Grade Debt Ratings:

                  BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

                  B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

                  CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

                  DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

                  DP:  Preferred stock with dividend arrearages.

                  Plus (+) or Minus (-): The ratings from AA to C (i.e. five categories below BBB) may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.


Notes with Respect to All Ratings:

                  Securities which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal that are similar to the risks of lower-rated securities. The Fund is dependent on Fund management's judgment, analysis and experience in the evaluation of such securities.

                  Investors should note that the assignment of a rating to a security by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.



                                                      -17-
299892.1

                           PART C - OTHER INFORMATION


Item 24.          Financial Statements and Exhibits.

         (1)      Not applicable.  To be filed by Amendment.

         (2)      Exhibits

                  (a)        Articles of Incorporation of the Registrant.

                  (b)        By-Laws of the Registrant.

                  (c)        Not applicable.

                  (d)        Not applicable.

                  (e)        Not Applicable.

                  (g) Investment Management Contract between the Registrant and Equitable Real Estate Hyperion Capital Advisors, L.L.C.

                  (h)        Not applicable.

                  (i)        Not applicable.

                  (j) Custodian Contract and Transfer Agent and Registrar Services Fee Agreement between the Registrant and State Street Bank & Trust Company.

                  (k) Administrative Services Agreement between the Registrant and Equitable Real Estate Hyperion Capital Advisors, L.L.C.

                  (l)        Not Applicable.

                  (m) Written assurance of Equitable Real Estate Hyperion Capital Advisers, L.L.C. that its purchased shares of the registrant was for investment purposes without any present intention of redeeming or reselling.

                  (n)        Not Applicable.

                  (o)        Not Applicable.

                  (p)        Not Applicable.

                  (q)        Not Applicable.

                  (r)        Not Applicable.


Item 25.          Marketing Arrangements.

                  Not Applicable.

Item 26.          Other Expense of Issuance and Distribution.

                  The following table sets forth the estimated expenses in connection with the issuance and distribution of the securities covered by this Registration Statement:

          Securities and Exchange Commission fee........... $  1,000.00
          Accountants' fees and expenses...................     -0-
          Blue Sky fees and expenses.......................     -0-
          Cost of Stock Certificates.......................     -0-
          Printing.........................................    5,000.00
          Marketing expenses...............................   35,000.00
          Legal fees and expenses..........................   50,000.00
          Miscellaneous....................................    9,000.00
          Total............................................ $100,000.00

275060.1

Item 27.        Persons controlled by or Under Common Control with Registrant.

                        None.


Item 28.           Number of Holders of Securities.

                                                 Number of Record Holders
               Title of Class                    as of September 22, 1995
               ---------------                   ------------------------

               Shares of Common Stock                  10,000

Item 29.       Indemnification.

                        In accordance with Section 2-418 of the General
               Corporation Law of the State of Maryland, Article NINTH of the Registrant's Articles of Incorporation provides as follows:

                        "NINTH: (1) The Corporation shall indemnify (i) its
               currently acting and former directors and officers, whether serving the Corporation or at its request any other entity, to the fullest extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the fullest extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the By-Laws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

               (2) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, and the Investment Company Act of 1940, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal."

               In Section 7 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify Equitable Real Estate Hyperion High-Yield Commercial Mortgage Fund, Inc. and any person who controls Equitable Real Estate Hyperion High-Yield Commercial Mortgage Fund, Inc., within the meaning of the Securities

275060.1

               Act of 1933, against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.

                        Insofar as indemnification for liabilities arising under
               the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than a payment by the Registrant of expenses incurred or paid by a director, officer or the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                        Insofar as the Investment Company Act of 1940 may be
               concerned, in the event that a claim for indemnification is asserted by a director, officer or controlling person of the Registrant in connection with the securities being registered, the Registrant will not make such indemnification unless (i) the Registrant has submitted, before a court or other body, the question of whether the person to be indemnified was liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties, and has obtained a final decision on the merits that such person was not liable by reason of such conduct or (ii) in the absence of such decision, the Registrant shall have obtained a reasonable determination, based upon a review of the facts, that such person was not liable by virtue of such conduct, by (a) the vote of a majority of directors who are neither interested persons as such term is defined in the Investment Company Act of 1940, nor parties to the proceeding or
               (b) an independent legal counsel in a written opinion.

                        The Registrant will not advance attorneys' fees or other
               expenses incurred by the person to be indemnified unless the Registrant shall have (i) received an undertaking by or on behalf of such person to repay the advance unless it is ultimately determined that such person is entitled to indemnification and one of the following conditions shall have occurred: (x) such person shall provide security for his undertaking, (y) the Registrant shall be insured against losses arising by reason of any lawful advances or (z) a majority of the disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall have determined that based on a review of readily available facts there is reason to believe that such person ultimately will be found entitled to indemnification.

Item 30.       Business and Other Connections of Investment Adviser.

               The description of the Equitable Real Estate Hyperion Capital Advisors, L.L.C. under the caption "Management of the Fund" in the Prospectus and "Management and Investment Management Contract" in the Statement of Additional Information constituting parts A and B, respectively, of the Registration Statement are incorporated herein by reference.

               Registrant's investment adviser, Equitable Real Estate Hyperion Capital Advisors, L.L.C, is a registered investment adviser. Equitable Real Estate Hyperion Capital Advisors, L.L.C.'s investment advisory clients include Equitable Real Estate Hyperion Mortgage Opportunity Fund, Inc., a registered investment company whose address is

275060.1

520 Madison Avenue, New York, New York 10022, which invest principally in commercial mortgage-backed securities.


Item 31.       Location of Accounts and Records.

               Accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of Registrant at Equitable Real Estate Hyperion Capital Advisors, L.L.C., 520 Madison Avenue, New York, New York 10022 the Registrant's Manager; State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, the Registrant's transfer agent, custodian and accounting agent.

Item 32.       Management Services.

               Not Applicable.

Item 33.       Undertakings.

               Not Applicable.

275060.1

                                   SIGNATURES

               Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, the 22nd day of September, 1995.


                         EQUITABLE REAL ESTATE HYPERION HIGH-YIELD
                         COMMERCIAL MORTGAGE FUND, INC.



                         By:/s/ Louis C. Lucido

                                  Exhibit Index

       (a)     Articles of Incorporation of the Registrant.

       (b)     By-Laws of the Registrant.

       (c)     Not Applicable.

       (d)     Not Applicable.

       (e)     Not Applicable.

       (f)     Not Applicable.

       (g) Investment Management Contract between the Registrant and Equitable Real Estate Hyperion Capital Advisors, L.L.C.

       (h)     Not Applicable.

       (i)     Not Applicable.

       (j) Custodian Contract and Transfer Agent and Registrar Services Fee Agreement between the Registrant and State Street Bank & Trust Company.

       (k) Administrative Services Agreement between the Registrant and Equitable Real Estate Hyperion Capital Advisors, L.L.C.

       (l)     Not Applicable.

       (m) Written assurance of Equitable Real Estate Hyperion Capital Advisers, L.L.C. that its purchased shares of the registrant was for investment purposes without any present intention of redeeming or reselling.

       (n)     Not Applicable.

       (o)     Not Applicable.

       (p)     Not Applicable.

       (q)     Not Applicable.

       (r)     Not Applicable.


275060.1